As filed with the Securities and Exchange Commission on March 11, 2015

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22871

HCIM Trust
(Exact name of registrant as specified in charter)

6601 Six Forks Road, Suite 340, Raleigh, NC			27615
(Address of principal executive offices)			(Zip code)

Mr. David B. Perkins, 6601 Six Forks Road, Suite 340, Raleigh, NC 27615
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-877-569-2382

Date of fiscal year end:	December 31, 2014

Date of reporting period:	December 31, 2014

Item 1. Reports to Stockholders.

ANNUAL REPORT

December 31, 2014

Hatteras PE Intelligence Fund

Hatteras Disciplined Opportunity Fund

HCIM TRUST

For the year ended December 31, 2014

Table of Contents

Manager Discussion of Fund Performance	2-3
Allocation of Portfolio Assets	4-10
Schedules of Investments	11-41
Statements of Assets and Liabilities	42
Statements of Operations	43
Statements of Changes in Net Assets	44-45
Notes to Financial Statements	46-55
Report of Independent Registered Public Accounting Firm	56
Expense Example	57
Board of Trustees	58
Fund Management	59
Privacy Policy	60

MANAGER DISCUSSION OF FUND PERFORMANCE

Hatteras PE Intelligence Fund

2014 Market Commentary

Private equity strategies continued their momentum in 2014, with overall market conditions playing favorably into the portfolio of many managers. Robust markets and attractive valuations led exit activity to reach record levels in 2014, with managers closing on ~$438BN of value, the highest amount ever. As investors received more capital back in distributions, private equity managers also capitalized on the opportunity to bring new funds to market. In 2014, private equity managers closed on ~$486BN of new capital, dominated by US managers, with a slight increase to managers in Asia. Although fundraising for the year was lower than 2013, activity was still among the highest since 2008. Investment activity also showed improvement in 2014, with managers transacting on 3,462 deals amounting to ~$331BN in deal value. Buyout funds increased exposure to information technology and energy firms and reduced exposure primarily in industrial and consumer staples sectors. In contrast to the median buyout transaction of $100MM, deal sizes averaging near $400MM reflected a few large transactions like BC Partners' $9B PetSmart buyout, Vista Equity's $4.2B TIBCO Software purchase, and Thoma Bravo's $3.6B deal for Riverbed Technology. Likewise, with half of exits above $200MM, the $600MM average included KKR's final disposal of Alliance Boots shares and Carlyle's sale of Beats Electronics LLC.

Nomura-QES Modelled Private Equity Returns Index Performance Review

The Nomura-QES Modelled Private Equity Returns Index (PERI) is a daily liquid index targeting returns similar to those which may be achieved through a global broad-based investment in private equity buyout funds.

Economic, financial, and credit conditions generally remained benign or improved through the third quarter of 2014, and PERI's equity exposure averaged near record highs for most of 2014. During the fourth quarter, however, stock exposure within the PERI subsequently declined as measures of credit risk and equity volatility rose while firm financials deteriorated. Although commodity market prices fell sharply during the year and final quarter, energy-sector equities remained a relatively small (<10%) share of PERI's exposure; altogether, PERI's stock positions gained nearly 4% over the year. However, currency hedges lost value as the US Dollar Index rose almost 13%, its largest annual move since 2003. Despite overwhelming equity gains, these positions should capture the lower value of foreign funds in the PERI's buyout PE industry benchmark, the Preqin Private Equity Committed Capital (PECC) Index.

Despite marked global equity volatility in the fourth quarter, the PERI recouped most of its loss to close down -0.7%, while the MSCI World Index (Net) recovered to post a 1.0% gain. For calendar year 2014, the PERI fell -2.0%, trailing the MSCI World Index's (Net) 4.9% gain but ahead of or in line with most listed private equity indices and funds. The PECC Index typically requires a two-to-three-quarter lag for calculation due to PE funds' reporting cycle; the latest PECC Index return of 2.87% during the second quarter of 2014 compares with a 3.65% Q2 gain for the PERI.

Fund Commentary

The Hatteras PE Intelligence Fund (HPEIX) seeks investment results comparable to the returns of the Nomura QES Modelled Private Equity Returns Index (PERI). The Fund was down -3.39% (net of fees) for 2014 underperforming the benchmark Nomura QES Modelled Private Equity Returns Index, which returned -1.96%.

Equity exposures began 2014 right near an all-time high in PERI and consequently, HPEIX spent the first half of the year with elevated equity exposures. Favorable and improving economic conditions and overall low volatility kept the equity weighting relatively high for the most of the first three quarters of 2014. However, with the collapse of oil prices in the fourth quarter and the corresponding increase in volatility for both equities and currencies, exposures in equity tapered off dramatically and finished 2014 at less than 50.0%. As volatility continued to pick up in early 2015, the Fund further reduced its equity weighting.

Despite gains from the equity positions, the Fund was unable to overcome currency headwinds in 2014. The significant drop in the Euro in 2014 detracted -3.6% for HPEIX, while the Fund dropped -3.39% in aggregate.

The Fund's substantial Midcap bias also hurt the Fund when volatility picked up in July and September. Overall, Healthcare, Tech, and Utilities were the biggest contributors to performance while Energy proved to be the biggest detractor outside of the Euro position.

Fund Outlook

The total amount of dry powder capital in the PE space remains near an all-time high, and is growing quickly as new funds are launched. We anticipate that dry powder will likely increase as old PE funds continue to exit existing deals and make distributions, and as new funds that have made relatively few capital calls to date become a larger portion of the overall PE buyout space. While we believe the Hatteras PE Intelligence Fund can serve as a quality liquid private equity proxy for those investors who do not wish to deal with the complexities of traditional limited partnership investing (lockups, minimums, etc.), in our view it can also be a solution for limited partners whose PE portfolios have a surfeit of uncalled, dry powder capital. We believe the Fund can be used to provide immediate exposure to a private equity strategy without having to wait for a commitment to fund, and adding vintage diversification by incorporating private equity intelligence from hundreds of funds provided by Preqin.

Hatteras Disciplined Opportunity Fund

The Hatteras Disciplined Opportunity Fund (HDOIX) gained 4.56% (net of fees) for the year. This return comfortably exceeded its alternative benchmarks, the HFRX Equity Hedge Fund Index and the Morningstar US Long/Short Equity Mutual Fund Index which returned 1.4% and 2.8%, respectively. The Fund also outperformed these benchmarks on a risk adjusted return basis, providing a return/risk ratio of 1.33, relative to the 0.33 and 0.62 values of its aforementioned respective benchmarks.

The returns generated by the Fund are derived from three distinct elements; returns from directional market movements, returns from option premium or income, and returns from the hedge that is designed to create limited downside protection. Each return driver played a crucial and sometimes complementary role in the overall performance of the Fund.

The directional return component reflects the fact that the performance of the S&P 500 is the main return driver of the Fund. The Fund generally increases when the S&P 500 goes up and falls as the market goes down. This component added the greatest value to the strategy over the course of the year.

The option premium or income component represents cash flows received from selling out of the money call and put options. However, unlike a bond or dividend, where the income stream is always positive, the income stream for the Fund may be positive or negative, depending upon the underlying movement of the S&P 500. For example, a large up or down move in the market may result in the price movement of the S&P exceeding the income received from selling these options. This is precisely what happened in 2014 as the continuation of the current bull market resulted in the value of the sold call options exceeding the value of the income realized from selling the call and put options.

The hedge component, one of its most important features, is always present and provides the Fund with its limited downside protection whenever it may be needed. This limited downside protection is achieved by purchasing an "at-the-money" put option that rises in value as the market falls. The hedge component had the largest negative impact on Fund performance over the course of the year.

Fund Outlook

On the surface, 2014 was a year of smooth sailing with strongly positive returns for the S&P 500 and below average volatility. However, sometimes looks may be deceiving. A number of important macroeconomic issues simmered over the course of the year and are now coming to the fore in early 2015. These events include the potential for further problems with Russia, the unknown impact of dramatically lower oil prices, a retest of Euro solidarity, and the threat of deflation. In times like these, we at Acertus remain comforted in our disciplined and systematic approach to investing, with strategies that may benefit over the intermediate to long-term by increases in volatility. The market outlook for the managers of the Fund is one of increased volatility, rising interest rates, and positive, but rocky returns for U.S. equities. We believe that there will be no or limited multiple expansion for the S&P 500. In our view, returns will be primarily driven by earnings growth, dividends, and stock repurchases. Therefore, we believe that the Fund is well positioned for the year ahead.

Sincerely,

Hatteras Funds

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting hatterasfunds.com. Class C returns do not reflect a 1.00% contingent sales charge which would be applied to shares sold within the first year of purchase and if reflected, would reduce the performance quoted. The unmanaged index does not reflect fees and is not available for direct investment.

HCIM TRUST

HATTERAS PE INTELLIGENCE FUND

Growth of $1,000,000 — December 31, 2014

As of 12/31/2014	1Y	Since Inception[1,2]
Hatteras PE Intelligence Fund	-3.48%	-0.77%
MSCI World Index - (Net)	4.94%	7.97%
Nomura QES Modelled Private Equity Returns Index	-1.96%	1.66%

1.  Average annual total return.

2.  Commencement date: 11/12/2013.

Total Fund Operating Expenses[3]	2.71%

3.  The expense ratio is taken from the Fund's most recent prospectus dated April 30, 2014.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. The graph above does not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Since inception, the Fund's adviser has absorbed certain expenses of the Fund, without which returns would have been lower. Performance data current to the most recent month end may be obtained by visiting hatterasfunds.com. The unmanaged index does not reflect fees and is not available for direct investment.

The chart assumes an initial investment of $1,000,000 made on November 12, 2013 (commencement of operations). Returns shown include the reinvestment of all dividends and other distributions.

HCIM TRUST

HATTERAS PE INTELLIGENCE FUND

*Allocation of Portfolio Assets — December 31, 2014 (Unaudited)

*  Percentages are stated as a percentage of total net assets.

DEFINITIONS

MSCI World Index (net) is designed to measure the equity market performance of developed markets. The Index is a float-adjusted market capitalization weighted index.

Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. It includes approximately 2,000 of the smallest securities based on a combination of their market capitalization and current index membership.

S&P 500 Total Return Index is an index of 500 stocks chosen for market size, liquidity, and industry grouping, among other factors. The S&P 500 is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe.

Nomura QES Modelled Private Equity Returns Index is designed to be a daily liquid, investible index targeting returns similar to those which may be achieved through a global broad-based investment in private equity buyout funds on a committed capital basis

PECC: The Prequin Private Equity Committed Capital Index uses the "base case" scenario to invest outstanding commitments in risk-free assets (e.g. T-Bills). This is the first ever index to track buyout fund performance data using a committed capital model. The Preqin PECC Index aims to represent the returns on committed capital by including the actual amount of money invested in private equity partnerships as well as returns that the outstanding commitments will generate if invested on a risk-free basis.

SAFE HARBOR AND FORWARD-LOOKING STATEMENTS DISCLOSURE

The opinions expressed in this report are subject to change without notice. This material has been prepared or is distributed solely for informational purposes and is not a solicitation or an offer to buy any security or instrument or to participate in any trading strategy. The opinions discussed in the letter are solely those of the Investment Manager and may contain certain forward-looking statements about the factors that may affect the performance of the Hatteras Funds in the future. These statements are based on the Investment Manager's predictions and expectations concerning certain future events and their expected impact on the Hatteras Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed. It is intended solely for the use of the person to whom it is given and may not be reproduced or distributed to any other person. This should be read in conjunction with or preceded by a current prospectus. The information and statistics in this report are from sources believed to be reliable, but are not warranted by Hatteras to be accurate or complete.

IMPORTANT DISCLOSURES AND KEY RISK FACTORS — HATTERAS PE INTELLIGENCE FUND

The Fund's investment objectives, risks, charges and expenses must be considered carefully before investing. The summary prospectus and prospectus contain this and other important information about the investment company, and may be obtained by calling 877.569.2382 or visiting www.hatterasfunds.com. Read it carefully before investing.

Investments of the Fund include foreign currencies which will fluctuate in value relative to the U.S. dollar, adversely affecting the value of the Fund's investments and its returns. The Value of Equities are subject to market risks. Derivatives involve investment exposure that may exceed the original cost and a small investment in derivatives could have a large potential impact on the performance of the Fund. The Fund may be subject to high portfolio turnover rate risk which may negatively impact the Fund's performance. Because the Fund seeks to track the Reference Index, which uses the PERI model, the Fund is subject to the risk associated with the development and implementation of the PERI Model including: there can be no assurance that the assumptions used by the PERI Model to determine the drivers of private equity buyout funds are correct or that the PERI Model will be able to capture any performance based on these drivers using public market equivalents alone; that the PERI Model is based on the amount private equity investors commit to invest, rather than the amounts they actually invested, which may differ significantly; that the data provided to Preqin, Ltd., may not accurately reflect the private equity buyout fund industry due to survivorship bias; and that the returns from the PERI Model (and therefore the Reference Index) may differ significantly from the return of a direct investment in one or more private equity buyout funds.

The Fund may also invest in smaller-sized companies which are subject to more abrupt or erratic market movements than larger, more established companies and shares of other investment companies including ETFs that invest in securities and styles similar to the Funds, resulting in a generally higher investment cost than from investing directly in the underlying shares of these funds. The Index Advisor relies on, among other things, private equity buyout data provided by Preqin Ltd. and in the event that such information is no longer available or reliable, the PERI Model (and therefore the Reference Index) may not be able to continue. The Fund's performance may vary substantially from the performance of the Reference Index it tracks as a result of share purchases and redemptions, transaction costs, expenses and other factors. The Fund is a recently-formed entity with limited or no operating history. The Fund is considered non-diversified and may invest in the securities of fewer issuers than diversified funds at any one time; as a result, the gains and losses of a single security may have a greater impact on the Fund's share price. Mutual fund investing involves risk; loss of principal is possible. Please consult an investment professional for advice regarding your particular circumstances. An investment in the Funds may not be suitable for all investors.

The above risks do not purport to be a full or complete list of the risks associated with an investment in the Fund. Please see the prospectus for the Fund's risks, expenses and disclosures.

Mutual fund investing involves risk; loss of principal is possible. Please consult an investment professional for advice regarding your particular circumstances. An investment in the Funds may not be suitable for all investors.

The Funds are distributed by Hatteras Capital Distributors, LLC, an affiliate of Hatteras Funds, LLC by virtue of common control or ownership.

The Hatteras PE Intelligence Fund (the "Fund") is not sponsored, endorsed, sold or promoted by Nomura International plc ("Nomura") or its affiliates. Neither Nomura nor its affiliates make any representations or warranties, express or implied, to the owners of the Fund or any other person regarding the advisability of investing in the Fund or as to the results obtained from the use of the Nomura QES Modelled Private Equity Returns Index (the "Index"). Nomura and its affiliates have no obligation or liability in connection with the operation, marketing, trading or sale of the Fund or use of the Index and/or the methodology for the Index. Nomura and its affiliates shall not be liable (whether in negligence or otherwise) to any person for any error in the Index and/or the methodology of the Index and shall not be under any obligation to advise any person of any error therein.

The Index is the exclusive property of Nomura, which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) ("S&P Dow Jones Indices") to calculate and maintain the Index. S&P® and S&P Custom Indices® are registered trademarks of Standard & Poor's Financial Services LLC ("SPFS"); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC ("Dow Jones"); and these trademarks have been licensed to S&P Dow Jones Indices. "Calculated by S&P Custom Indices" and its related stylized mark(s) are service marks of SPFS and have been licensed for use by S&P Dow Jones Indices and sublicensed for certain purposes by Nomura. Neither S&P Dow Jones Indices, SPFS, Dow Jones nor any of their affiliates shall be liable for any errors or omissions in calculating the Index. The Fund is not sponsored, endorsed, sold or promoted by S&P, its affiliates or their third party licensors and neither S&P, its affiliates nor their third party licensors make any representation regarding the advisability of investing in the Fund.

As of December 31, 2014, PetSmart, TIBCO and Riverbed Technology represented 0.02%, 0.00% and 0.02% of the Hatteras PE Intelligence Fund's total net assets. Neither Alliance Boots nor Beats Electronics were ever held by the Fund. Portfolio composition will change due to ongoing management of the Fund. References to specific securities should not be considered a recommendation by the Fund, its Advisor or Distributor.

HCIM TRUST

HATTERAS DISCIPLINED OPPORTUNITY FUND

Growth of $1,000,000 — December 31, 2014

As of 12/31/2014	1Y	Since Inception[1]
Hatteras Disciplined Opportunity Fund (Institutional Class)	4.56%	4.56%[2]
HFRX Equity Hedge Index	1.42%	1.42%
S&P 500 Total Return Index	13.69%	13.69%

1.  Inception date: 12/31/2013.

2.  Average annual total return.

Institutional Shares
Total Fund Operating Expenses[3]	2.67%
Net Fund Operating Expenses[4]	1.75%

3.  The expense ratio is taken from the Fund's most recent prospectus dated April 30, 2014.

4.  Excluding dividends on short positions and interest on borrowing; other fund operating expenses are contractually capped at 1.75% for Institutional Class through April 30, 2016.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. The graph above does not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Since inception, the Fund's adviser has absorbed certain expenses of the Fund, without which returns would have been lower. Performance data current to the most recent month end may be obtained by visiting hatterasfunds.com. The unmanaged index does not reflect fees and is not available for direct investment.

The chart assumes an initial investment of $1,000,000 made on December 31, 2013 (commencement of operations). Returns shown include the reinvestment of all dividends and other distributions.

HCIM TRUST

HATTERAS DISCIPLINED OPPORTUNITY FUND

*Allocation of Portfolio Assets — December 31, 2014 (Unaudited)

*  Percentages are stated as a percentage of net assets.

DEFINITIONS

CBOE VIX Index is a key measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices.

The HFRX Equity Hedge Index data is sourced from Hedge Funds Research, Inc. Equity Hedge strategies maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalization and valuation ranges of typical portfolios. Equity Hedge managers would typically maintain at least 50%, and may in some cases be substantially entirely invested in equities, both long and short.

S&P 500 Total Return Index is an index of 500 stocks chosen for market size, liquidity, and industry grouping, among other factors. The S&P 500 is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe.

SAFE HARBOR AND FORWARD LOOKING STATEMENTS DISCLOSURE

The opinions expressed in this report are subject to change without notice. This material has been prepared or is distributed solely for informational purposes and is not a solicitation or an offer to buy any security or instrument or to participate in any trading strategy. The opinions discussed in the letter are solely those of the Investment Manager and may contain certain forward-looking statements about the factors that may affect the performance of The Hatteras Funds in the future. These statements are based on the Investment Manager's predictions and expectations concerning certain future events and their expected impact on The Hatteras Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed. It is intended solely for the use of the person to whom it is given and may not be reproduced or distributed to any other person. This should be read in conjunction with or preceded by a current prospectus. The information and statistics in this report are from sources believed to be reliable, but are not warranted by Hatteras to be accurate or complete. Past performance does not guarantee future results.

IMPORTANT DISCLOSURES AND KEY RISK FACTORS — HATTERAS DISCIPLINED OPPORTUNITY FUND

The Fund's investment objectives, risks, charges and expenses must be considered carefully before investing. The summary prospectus and prospectus contain this and other important information about the investment company, and may be obtained by calling 877.569.2382 or visiting hatterasfunds.com. Read it carefully before investing.

Investors should consider the following risk factors and special considerations associated with investing in the Hatteras Disciplined Opportunities Fund. Derivatives involve investment exposure that may exceed the original cost and a small investment in derivatives could have a large potential impact on the performance of the Fund. The Fund may invest in options. Options transactions may be effected on securities exchanges or in the OTC market. When options are purchased over-the-counter, the Fund bears the risk that the counter-party that wrote the option will be unable or unwilling to perform its obligations under the option contract. The Fund may engage in Short Sale/Put and Call Options which entail substantial risks. Also, options transactions involve special risks that may make it difficult or impossible to unwind a position when the Fund desires. Short-sale strategies are riskier than long investment strategies. The Fund could incur potentially unlimited losses. If the value of a security sold short increases, the Fund will incur a loss because it will have to purchase the security at a higher price. The Fund is a recently-formed entity with limited or no operating history. The Fund's success will depend on the management of the Sub-Adviser and on the skill and acumen of the Sub-Advisor's personnel. The Fund is considered non-diversified and may invest in the securities of fewer issuers than diversified funds at any one time; as a result, the gains and losses of a single security may have a greater impact on the Fund's share price. Mutual fund investing involves risk; loss of principal is possible. Please consult an investment professional for advice regarding your particular circumstances. An investment in the Funds may not be suitable for all investors.

The above risks do not purport to be a full or complete list of the risks associated with an investment in the Fund. Please see the prospectus for the Fund's risks, expenses and disclosures;

Mutual fund investing involves risk; loss of principal is possible. Please consult an investment professional for advice regarding your particular circumstances.

The fund is distributed by Hatteras Capital Distributors, LLC, member FINRA/SIPC, an affiliate of Hatteras Funds, LLC by virtue of common control or ownership.

An investment in the Fund may not be suitable for all investors. The Fund is offered only to United States residents, and information on this site is intended only for such persons. Nothing on this site should be considered a solicitation to buy or an offer to sell shares of the Fund in any jurisdiction where the offer or solicitation would be unlawful under the securities laws of such jurisdiction.

HCIM TRUST

Hatteras PE Intelligence Fund

Hatteras Disciplined Opportunity Fund

Financial Statements

For the year ended December 31, 2014

HCIM TRUST
HATTERAS PE INTELLIGENCE FUND

SCHEDULE OF INVESTMENTS

December 31, 2014

	Shares	Value
Common Stocks — 43.5%
Aerospace & Defense — 1.6%
Alliant Techsystems, Inc.	319	$37,084
B/E Aerospace, Inc.[a]	1,043	60,515
Esterline Technologies Corp.[a]	316	34,659
Exelis, Inc.	1,841	32,273
General Dynamics Corp.	86	11,835
Honeywell International, Inc.	212	21,183
Huntington Ingalls Industries, Inc.	480	53,981
KLX, Inc.[a]	468	19,284
L-3 Communications Holdings, Inc.	27	3,408
Lockheed Martin Corp.	72	13,865
Northrop Grumman Corp.	55	8,106
Precision Castparts Corp.	39	9,394
Raytheon Co.	83	8,978
Rockwell Collins, Inc.	43	3,633
Textron, Inc.	90	3,790
The Boeing Co.	178	23,136
Triumph Group, Inc.	503	33,812
United Technologies Corp.	230	26,450
Total Aerospace & Defense		405,386
Air Freight & Logistics — 0.2%
CH Robinson Worldwide, Inc.	46	3,445
Expeditors International of Washington, Inc.	62	2,766
FedEx Corp.	72	12,503
United Parcel Service, Inc.	189	21,011
Total Air Freight & Logistics		39,725
Airlines — 0.5%
Alaska Air Group, Inc.	1,293	77,270
Delta Air Lines, Inc.	224	11,018
JetBlue Airways Corp.[a]	2,402	38,096
Southwest Airlines Co.	181	7,660
Total Airlines		134,044
Auto Components — 0.2%
BorgWarner, Inc.	104	5,715
Delphi Automotive PLC	99	7,199
Gentex Corp.	683	24,677
Johnson Controls, Inc.	186	8,991
The Goodyear Tire & Rubber Co.	129	3,686
Total Auto Components		50,268
Automobiles — 0.2%
Ford Motor Co.	1,277	19,794
General Motors Co.	379	13,231
Harley-Davidson, Inc.	97	6,393
Thor Industries, Inc.	212	11,844
Total Automobiles		51,262

The accompanying notes are an integral part of these financial statements.

HCIM TRUST
HATTERAS PE INTELLIGENCE FUND

SCHEDULE OF INVESTMENTS

December 31, 2014 (continued)

	Shares	Value
Banks — 0.8%
Associated Banc-Corp.	178	$3,316
BancorpSouth, Inc.	200	4,502
Bank of America Corp.	528	9,446
Bank of Hawaii Corp.	51	3,025
BB&T Corp.	84	3,267
Cathay General Bancorp	172	4,401
Citigroup, Inc.	151	8,171
City National Corp.	56	4,525
Comerica, Inc.	21	984
Commerce Bancshares, Inc.	97	4,219
Cullen/Frost Bankers, Inc.	64	4,521
East West Bancorp, Inc.	301	11,652
Fifth Third Bancorp	97	1,976
First Horizon National Corp.	276	3,748
First Niagara Financial Group, Inc.	418	3,524
FirstMerit Corp.	193	3,646
Fulton Financial Corp.	436	5,389
Hancock Holding Co.	192	5,894
Huntington Bancshares, Inc.	94	989
International Bancshares Corp.	140	3,716
JPMorgan Chase & Co.	186	11,640
KeyCorp	101	1,404
M&T Bank Corp.	16	2,010
PacWest Bancorp.	128	5,819
Prosperity Bancshares, Inc.	70	3,875
Regions Financial Corp.	160	1,690
Signature Bank[a]	105	13,226
SunTrust Banks, Inc.	62	2,598
SVB Financial Group[a]	107	12,419
Synovus Financial Corp.	159	4,307
TCF Financial Corp.	197	3,130
The PNC Financial Services Group, Inc.	56	5,109
Trustmark Corp.	165	4,049
Umpqua Holdings Corp.	254	4,321
US Bancorp	90	4,045
Valley National Bancorp	506	4,913
Webster Financial Corp.	106	3,448
Wells Fargo & Co.	236	12,937
Zions Bancorporation	24	684
Total Banks		192,535
Beverages — 0.0%
Brown-Forman Corp.	2	176
Coca-Cola Enterprises, Inc.	3	133
Constellation Brands, Inc.[a]	2	196
Dr. Pepper Snapple Group, Inc.	2	143
Molson Coors Brewing Co.	2	149
Monster Beverage Corp.[a]	2	217
PepsiCo, Inc.	15	1,419
The Coca-Cola Co.	38	1,604
Total Beverages		4,037

The accompanying notes are an integral part of these financial statements.

HCIM TRUST
HATTERAS PE INTELLIGENCE FUND

SCHEDULE OF INVESTMENTS

December 31, 2014 (continued)

	Shares	Value
Biotechnology — 1.0%
Alexion Pharmaceuticals, Inc.[a]	48	$8,882
Amgen, Inc.	183	29,150
Biogen Idec, Inc.[a]	58	19,688
Celgene Corp.[a]	191	21,365
Cubist Pharmaceuticals, Inc.[a]	738	74,280
Gilead Sciences, Inc.[a]	362	34,122
Regeneron Pharmaceuticals, Inc.[a]	21	8,615
United Therapeutics Corp.[a]	451	58,400
Vertex Pharmaceuticals, Inc.[a]	67	7,960
Total Biotechnology		262,462
Building Products — 0.6%
Allegion PLC	31	1,719
AO Smith Corp.	747	42,138
Fortune Brands Home & Security, Inc.	1,554	70,349
Lennox International, Inc.	437	41,546
Masco Corp.	114	2,873
Total Building Products		158,625
Capital Markets — 0.3%
Affiliated Managers Group, Inc.[a]	7	1,486
Ameriprise Financial, Inc.	22	2,909
BlackRock, Inc.	13	4,648
E*TRADE Financial Corp.[a]	34	825
Eaton Vance Corp.	155	6,344
Federated Investors, Inc.	112	3,688
Franklin Resources, Inc.	46	2,547
Invesco Ltd.	51	2,016
Janus Capital Group, Inc.	339	5,468
Legg Mason, Inc.	12	640
Morgan Stanley	158	6,130
Northern Trust Corp.	26	1,752
Raymond James Financial, Inc.	261	14,953
SEI Investments Co.	173	6,927
State Street Corp.	50	3,925
T Rowe Price Group, Inc.	31	2,662
The Bank of New York Mellon Corp.	115	4,666
The Charles Schwab Corp.	133	4,015
The Goldman Sachs Group, Inc.	20	3,877
Waddell & Reed Financial, Inc.	99	4,932
Total Capital Markets		84,410
Chemicals — 0.6%
Air Products & Chemicals, Inc.	3	433
Airgas, Inc.	1	115
Albemarle Corp.	239	14,371
Ashland, Inc.	194	23,233
Cabot Corp.	113	4,956
CF Industries Holdings, Inc.	1	273
Cytec Industries, Inc.	219	10,111
Eastman Chem Co.	3	228
Ecolab, Inc.	5	523
EI du Pont de Nemours & Co.	17	1,257
FMC Corp.	2	114

The accompanying notes are an integral part of these financial statements.

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December 31, 2014 (continued)

	Shares	Value
Chemicals — 0.6% (continued)
International Flavors & Fragrances, Inc.	2	$203
LyondellBasell Industries NV	8	635
Minerals Technologies, Inc.	61	4,236
Monsanto Co.	9	1,075
NewMarket Corp.	22	8,878
Olin Corp.	251	5,715
PolyOne Corp.	278	10,539
PPG Industries, Inc.	2	462
Praxair, Inc.	5	648
RPM International, Inc.	409	20,740
Sensient Technologies Corp.	148	8,930
Sigma-Aldrich Corp.	2	275
The Dow Chemical Co.	21	958
The Mosaic Co.	6	274
The Scotts Miracle-Gro Co.	78	4,861
The Sherwin-Williams Co.	2	526
The Valspar Corp.	232	20,063
Total Chemicals		144,632
Commercial Services & Supplies — 1.1%
Cintas Corp.	30	2,353
Clean Harbors, Inc.[a]	546	26,235
Copart, Inc.[a]	1,136	41,453
Deluxe Corp.	493	30,689
Herman Miller, Inc.	519	15,274
HNI Corp.	442	22,569
MSA Safety, Inc.	273	14,494
Pitney Bowes, Inc.	66	1,608
Republic Services, Inc.	80	3,220
Rollins, Inc.	560	18,536
RR Donnelley & Sons Co.	1,974	33,173
Stericycle, Inc.[a]	27	3,539
The ADT Corp.	56	2,029
Tyco International PLC	113	4,956
Waste Connections, Inc.	1,239	54,504
Waste Management, Inc.	116	5,953
Total Commercial Services & Supplies		280,585
Communications Equipment — 0.4%
ARRIS Group, Inc.[a]	286	8,634
Ciena Corp.[a]	161	3,125
Cisco Systems, Inc.	829	23,059
F5 Networks, Inc.[a]	17	2,218
Harris Corp.	23	1,652
InterDigital, Inc.	56	2,962
JDS Uniphase Corp.[a]	824	11,305
Juniper Networks, Inc.	89	1,987
Motorola Solutions, Inc.	49	3,287
Plantronics, Inc.	65	3,446
Polycom, Inc.[a]	207	2,795
QUALCOMM, Inc.	268	19,920
Riverbed Technology, Inc.[a]	550	11,226
Total Communications Equipment		95,616

The accompanying notes are an integral part of these financial statements.

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December 31, 2014 (continued)

	Shares	Value
Construction & Engineering — 0.4%
AECOM[a]	1,528	$46,405
Fluor Corp.	51	3,092
Granite Construction, Inc.	317	12,052
Jacobs Engineering Group, Inc.[a]	43	1,922
KBR, Inc.	1,461	24,764
Quanta Services, Inc.[a]	69	1,959
Total Construction & Engineering		90,194
Construction Materials — 0.0%
Eagle Materials, Inc.	101	7,679
Martin Marietta Materials, Inc.	1	110
Vulcan Materials Co.	2	132
Total Construction Materials		7,921
Consumer Finance — 0.1%
American Express Co.	45	4,187
Capital One Financial Corp.	57	4,705
Discover Financial Services	54	3,537
Navient Corp.	49	1,059
SLM Corp.	886	9,028
Total Consumer Finance		22,516
Containers & Packaging — 0.4%
AptarGroup, Inc.	135	9,024
Avery Dennison Corp.	2	104
Ball Corp.	2	136
Bemis, Inc.	305	13,789
Greif, Inc.	108	5,101
MeadWestvaco Corp.	3	133
Owens-Illinois, Inc.[a]	3	81
Packaging Corp. of America	300	23,415
Rock-Tenn Co.	430	26,221
Sealed Air Corp.	4	170
Silgan Holdings, Inc.	77	4,127
Sonoco Products Co.	214	9,352
Total Containers & Packaging		91,653
Distributors — 0.2%
Genuine Parts Co.	51	5,435
LKQ Corp.[a]	1,412	39,706
Total Distributors		45,141
Diversified Consumer Services — 0.3%
Apollo Education Group, Inc.[a]	453	15,452
DeVry Education Group, Inc.	273	12,959
Graham Holdings Co.	21	18,138
H&R Block, Inc.	129	4,345
Service Corp International	973	22,087
Sotheby's	275	11,874
Total Diversified Consumer Services		84,855

The accompanying notes are an integral part of these financial statements.

HCIM TRUST
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SCHEDULE OF INVESTMENTS

December 31, 2014 (continued)

	Shares	Value
Diversified Financial Services — 0.2%
Berkshire Hathaway, Inc.[a]	91	$13,664
CBOE Holdings, Inc.	113	7,166
CME Group, Inc.	37	3,280
Intercontinental Exchange, Inc.	14	3,070
Leucadia National Corp.	37	830
McGraw Hill Financial, Inc.	32	2,847
Moody's Corp.	22	2,108
MSCI, Inc.	154	7,306
The NASDAQ OMX Group, Inc.	14	671
Total Diversified Financial Services		40,942
Diversified Telecommunication Services — 0.5%
AT&T, Inc.	1,712	57,506
CenturyLink, Inc.	140	5,541
Frontier Communications Corp.	430	2,868
Level 3 Communications, Inc.[a]	121	5,965
Verizon Communications, Inc.	1,368	63,995
Windstream Holdings, Inc.	258	2,126
Total Diversified Telecommunication Services		138,001
Electric Utilities — 0.1%
Cleco Corp.	64	3,491
Great Plains Energy, Inc.	163	4,631
Hawaiian Electric Industries, Inc.	109	3,649
IDACORP, Inc.	53	3,508
OGE Energy Corp.	212	7,522
PNM Resources, Inc.	85	2,518
Westar Energy, Inc.	139	5,732
Total Electric Utilities		31,051
Electrical Equipment — 0.7%
Acuity Brands, Inc.	430	60,230
AMETEK, Inc.	79	4,158
Eaton Corp PLC	129	8,767
Emerson Electric Co.	189	11,667
Hubbell, Inc.	541	57,795
Regal-Beloit Corp.	443	33,314
Rockwell Automation, Inc.	46	5,115
Total Electrical Equipment		181,046
Electronic Equipment, Instruments & Components — 0.6%
Amphenol Corp.	69	3,713
Arrow Electronics, Inc.[a]	217	12,562
Avnet, Inc.	303	13,035
Belden, Inc.	152	11,979
Cognex Corp.[a]	193	7,977
Corning, Inc.	135	3,095
FEI Co.	93	8,402
FLIR Systems, Inc.	32	1,034
Ingram Micro, Inc.[a]	340	9,398
IPG Photonics Corp.[a]	127	9,515
Itron, Inc.[a]	130	5,498
Jabil Circuit, Inc.	436	9,518
Keysight Technologies, Inc.[a]	361	12,191

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS

December 31, 2014 (continued)

	Shares	Value
Electronic Equipment, Instruments & Components — 0.6% (continued)
Knowles Corp.[a]	129	$3,038
National Instruments Corp.	357	11,099
TE Connectivity Ltd.	87	5,503
Tech Data Corp.[a]	58	3,667
Trimble Navigation Ltd.[a]	571	15,154
Vishay Intertechnology, Inc.	206	2,915
Zebra Technologies Corp.[a]	112	8,670
Total Electronic Equipment, Instruments & Components		157,963
Energy Equipment & Services — 1.2%
Atwood Oceanics, Inc.[a]	478	13,561
Baker Hughes, Inc.	23	1,290
Cameron International Corp.[a]	11	550
CARBO Ceramics, Inc.	126	5,046
Diamond Offshore Drilling, Inc.	3	110
Dresser-Rand Group, Inc.[a]	653	53,415
Dril-Quip, Inc.[a]	336	25,781
Ensco PLC	12	359
FMC Technologies, Inc.[a]	12	562
Halliburton Co.	46	1,809
Helix Energy Solutions Group, Inc.[a]	848	18,402
Helmerich & Payne, Inc.	6	405
Nabors Industries Ltd.	16	208
National Oilwell Varco, Inc.	23	1,507
Noble Corp. PLC	14	232
Oceaneering International, Inc.	895	52,635
Oil States International, Inc.[a]	453	22,152
Patterson-UTI Energy, Inc.	1,275	21,152
Rowan Cos. PLC	1,085	25,302
Schlumberger Ltd.	8	683
Superior Energy Services, Inc.	1,332	26,840
Tidewater, Inc.	395	12,802
Transocean Ltd.	19	348
Unit Corp.[a]	357	12,174
Total Energy Equipment & Services		297,325
Food & Staples Retailing — 0.1%
Costco Wholesale Corp.	5	709
CVS Caremark Corp.	11	1,059
Safeway, Inc.	3	105
SUPERVALU, Inc.[a]	573	5,558
Sysco Corp.	6	238
The Kroger Co.	5	321
United Natural Foods, Inc.[a]	140	10,826
Walgreens Boots Alliance Inc Com	9	686
Wal-Mart Stores, Inc.	15	1,288
Whole Foods Market, Inc.	4	202
Total Food & Staples Retailing		20,992
Food Products — 0.4%
Archer-Daniels-Midland Co.	7	364
Campbell Soup Co.	2	88
ConAgra Foods, Inc.	5	181
Dean Foods Co.	205	3,973

The accompanying notes are an integral part of these financial statements.

HCIM TRUST
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SCHEDULE OF INVESTMENTS

December 31, 2014 (continued)

	Shares	Value
Food Products — 0.4% (continued)
Flowers Foods, Inc.	527	$10,113
General Mills, Inc.	6	320
Hormel Foods Corp.	2	104
Ingredion, Inc.	229	19,428
Kellogg Co.	3	196
Keurig Green Mountain, Inc.	2	265
Kraft Foods Group, Inc.	6	376
Lancaster Colony Corp.	43	4,027
McCormick & Co, Inc.	2	149
Mead Johnson Nutrition Co.	2	201
Mondelez International, Inc.	16	581
Post Holdings, Inc.[a]	97	4,063
The Hain Celestial Group, Inc.[a]	319	18,595
The Hershey Co.	2	208
The JM Smucker Co.	1	101
Tootsie Roll Industries, Inc.	90	2,758
Treehouse Foods, Inc.[a]	120	10,264
Tyson Foods, Inc.	3	120
WhiteWave Foods Co.[a]	549	19,210
Total Food Products		95,685
Gas Utilities — 0.1%
Atmos Energy Corp.	107	5,964
National Fuel Gas Co.	89	6,188
ONE Gas, Inc.	55	2,267
Questar Corp.	187	4,728
UGI Corp.	184	6,988
WGL Holdings, Inc.	52	2,840
Total Gas Utilities		28,975
Health Care Equipment & Supplies — 2.5%
Abbott Laboratories	372	16,747
Align Technology, Inc.[a]	690	38,578
Baxter International, Inc.	134	9,821
Becton Dickinson & Co.	47	6,541
Boston Scientific Corp.[a]	372	4,929
CareFusion Corp.[a]	57	3,382
Covidien PLC	111	11,353
CR Bard, Inc.	21	3,499
DENTSPLY International, Inc.	40	2,131
Edwards Lifesciences Corp.[a]	30	3,821
Halyard Health, Inc.[a]	447	20,325
Hill-Rom Holdings, Inc.	548	25,000
Hologic, Inc.[a]	2,329	62,278
IDEXX Laboratories, Inc.[a]	456	67,611
Intuitive Surgical, Inc.[a]	11	5,818
Medtronic, Inc.	242	17,472
ResMed, Inc.	1,344	75,345
Sirona Dental Systems, Inc.[a]	534	46,656
St. Jude Medical, Inc.	80	5,202
STERIS Corp.	568	36,835
Stryker Corp.	84	7,924
Teleflex, Inc.	398	45,698
The Cooper Cos., Inc.	465	75,372

The accompanying notes are an integral part of these financial statements.

HCIM TRUST
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SCHEDULE OF INVESTMENTS

December 31, 2014 (continued)

	Shares	Value
Health Care Equipment & Supplies — 2.5% (continued)
Thoratec Corp.[a]	520	$16,879
Varian Medical Systems, Inc.[a]	29	2,509
Zimmer Holdings, Inc.	48	5,444
Total Health Care Equipment & Supplies		617,170
Health Care Providers & Services — 2.6%
Aetna, Inc.	87	7,728
AmerisourceBergen Corp.	60	5,410
Anthem, Inc.	67	8,420
Cardinal Health, Inc.	94	7,589
Centene Corp Del[a]	561	58,260
Cigna Corp.	74	7,615
Community Health Systems, Inc.[a]	1,120	60,390
DaVita HealthCare Partners, Inc.[a]	48	3,636
Express Scripts Holding Co.[a]	182	15,410
Health Net, Inc.[a]	748	40,040
Henry Schein, Inc.[a]	811	110,418
Humana, Inc.	43	6,176
Laboratory Corp. of America Holdings[a]	24	2,590
LifePoint Hospitals, Inc.[a]	433	31,137
McKesson Corp.	57	11,832
MEDNAX, Inc.[a]	967	63,928
Omnicare, Inc.	941	68,627
Owens & Minor, Inc.	607	21,312
Patterson Cos., Inc.	25	1,203
Quest Diagnostics, Inc.	41	2,749
Tenet Healthcare Corp.[a]	28	1,419
UnitedHealth Group, Inc.	238	24,059
Universal Health Services, Inc.	26	2,893
VCA, Inc.[a]	812	39,601
WellCare Health Plans, Inc.[a]	423	34,711
Total Health Care Providers & Services		637,153
Health Care Technology — 0.2%
Allscripts Healthcare Solutions, Inc.[a]	1,641	20,956
Cerner Corp.[a]	84	5,431
HMS Holdings Corp.[a]	826	17,462
Total Health Care Technology		43,849
Hotels, Restaurants & Leisure — 0.9%
Brinker International, Inc.	297	17,431
Carnival Corp.	150	6,799
Chipotle Mexican Grill, Inc.[a]	10	6,845
Darden Restaurants, Inc.	61	3,576
Domino's Pizza, Inc.	258	24,296
International Game Technology	1,162	20,044
International Speedway Corp.	169	5,349
Life Time Fitness, Inc.[a]	164	9,286
Marriott International, Inc.	70	5,462
McDonald's Corp.	323	30,265
Panera Bread Co.[a]	119	20,801
Royal Caribbean Cruises Ltd	74	6,100
Starbucks Corp.	248	20,348
Starwood Hotels & Resorts Worldwide, Inc.	79	6,405

The accompanying notes are an integral part of these financial statements.

HCIM TRUST
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SCHEDULE OF INVESTMENTS

December 31, 2014 (continued)

	Shares	Value
Hotels, Restaurants & Leisure — 0.9% (continued)
The Cheesecake Factory, Inc.	210	$10,565
The Wendy's Co.	1,259	11,369
Wyndham Worldwide Corp.	55	4,717
Wynn Resorts Ltd.	38	5,653
Yum! Brands, Inc.	123	8,961
Total Hotels, Restaurants & Leisure		224,272
Household Durables — 0.7%
DR Horton, Inc.	157	3,970
Garmin Ltd.	57	3,011
Harman International Industries, Inc.	32	3,415
Jarden Corp.[a]	836	40,028
KB Home	403	6,670
Leggett & Platt, Inc.	64	2,727
Lennar Corp.	84	3,764
MDC Holdings, Inc.	134	3,547
Mohawk Industries, Inc.[a]	29	4,505
Newell Rubbermaid, Inc.	120	4,571
NVR, Inc.[a]	18	22,956
PulteGroup, Inc.	159	3,412
Tempur Sealy International, Inc.[a]	285	15,649
Toll Brothers, Inc.[a]	739	25,326
Tupperware Brands Corp.	237	14,931
Whirlpool Corp.	26	5,037
Total Household Durables		163,519
Household Products — 0.2%
Church & Dwight Co., Inc.	426	33,573
Colgate-Palmolive Co.	9	623
Energizer Holdings, Inc.	198	25,455
Kimberly-Clark Corp.	4	462
The Clorox Co.	2	209
The Procter & Gamble Co.	26	2,368
Total Household Products		62,690
Industrial Conglomerates — 0.8%
3M Co.	174	28,592
Carlisle Cos., Inc.	635	57,302
Danaher Corp.	167	14,314
General Electric Co.	3,372	85,210
Roper Industries, Inc.	27	4,222
Total Industrial Conglomerates		189,640
Insurance — 0.8%
ACE Ltd.	39	4,480
Aflac, Inc.	53	3,238
Alleghany Corp.[a]	33	15,295
American Financial Group, Inc.	155	9,412
American International Group, Inc.	70	3,921
Aon PLC	34	3,224
Arthur J. Gallagher & Co.	339	15,960
Aspen Insurance Holdings Ltd.	73	3,195
Assurant, Inc.	9	616
Brown & Brown, Inc.	138	4,542

The accompanying notes are an integral part of these financial statements.

HCIM TRUST
HATTERAS PE INTELLIGENCE FUND

SCHEDULE OF INVESTMENTS

December 31, 2014 (continued)

	Shares	Value
Insurance — 0.8% (continued)
Cincinnati Financial Corp.	17	$881
Everest Re Group Ltd.	95	16,178
First American Financial Corp.	124	4,204
Genworth Financial, Inc.[a]	59	502
Hartford Financial Services Group, Inc.	53	2,210
HCC Insurance Holdings, Inc.	132	7,065
Kemper Corp.	116	4,189
Lincoln National Corp.	31	1,788
Loews Corp.	36	1,513
Marsh & McLennan Cos., Inc.	63	3,606
Mercury General Corp.	86	4,874
MetLife, Inc.	115	6,220
Old Republic International Corp.	284	4,155
Primerica, Inc.	62	3,364
Principal Financial Group, Inc.	32	1,662
Protective Life Corp.	165	11,492
Prudential Financial, Inc.	54	4,885
Reinsurance Group of America, Inc.	144	12,617
RenaissanceRe Holdings Ltd.	45	4,375
StanCorp Financial Group, Inc.	49	3,423
The Allstate Corp.	51	3,583
The Chubb Corp.	28	2,897
The Hanover Insurance Group, Inc.	52	3,709
The Progressive Corp.	63	1,700
The Travelers Cos., Inc.	39	4,128
Torchmark Corp.	16	867
Unum Group	30	1,046
WR Berkley Corp.	136	6,971
XL Group PLC	31	1,065
Total Insurance		189,052
Internet & Catalog Retail — 0.3%
Amazon.com, Inc.[a]	126	39,104
Expedia, Inc.	47	4,012
HSN, Inc.	147	11,172
Netflix, Inc.[a]	20	6,832
The Priceline Group, Inc.[a]	17	19,384
TripAdvisor, Inc.[a]	52	3,882
Total Internet & Catalog Retail		84,386
Internet Software & Services — 0.6%
Akamai Technologies, Inc.[a]	40	2,519
AOL, Inc.[a]	170	7,849
eBay, Inc.[a]	168	9,428
Equinix, Inc.	196	44,439
Facebook, Inc.[a]	339	26,449
Google, Inc.[a]	46	24,214
Google, Inc. — Class Aa	46	24,410
Rackspace Hosting, Inc.[a]	258	12,077
VeriSign, Inc.[a]	25	1,425
Yahoo!, Inc.[a]	143	7,223
Total Internet Software & Services		160,033

The accompanying notes are an integral part of these financial statements.

HCIM TRUST
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SCHEDULE OF INVESTMENTS

December 31, 2014 (continued)

	Shares	Value
IT Services — 0.9%
Accenture PLC	92	$8,216
Acxiom Corp.[a]	258	5,230
Alliance Data Systems Corp.[a]	7	2,070
Automatic Data Processing, Inc.	51	4,252
Broadridge Financial Solutions, Inc.	262	12,099
Cognizant Technology Solutions Corp.[a]	64	3,370
Computer Sciences Corp.	32	2,018
Convergys Corp.	153	3,117
CoreLogic, Inc.[a]	320	10,109
DST Systems, Inc.	104	9,792
Fidelity National Information Services, Inc.	63	3,919
Fiserv, Inc.[a]	55	3,903
Gartner, Inc.[a]	311	26,189
Global Payments, Inc.	148	11,948
International Business Machines Corp	148	23,745
Jack Henry & Associates, Inc.	181	11,247
Leidos Holdings, Inc.	221	9,618
MasterCard, Inc.	145	12,493
NeuStar, Inc.[a]	187	5,199
Paychex, Inc.	72	3,324
Science Applications International Corp.	61	3,021
Teradata Corp.[a]	34	1,485
The Western Union Co.	116	2,078
Total System Services, Inc.	37	1,257
VeriFone Systems, Inc.[a]	232	8,630
Visa, Inc.	79	20,714
WEX, Inc.[a]	83	8,210
Xerox Corp.	236	3,271
Total IT Services		220,524
Leisure Products — 0.3%
Brunswick Corp.	435	22,298
Hasbro, Inc.	53	2,915
Mattel, Inc.	150	4,642
Polaris Industries, Inc.	285	43,103
Total Leisure Products		72,958
Life Sciences Tools & Services — 1.0%
Agilent Technologies, Inc.	94	3,849
Bio-Rad Laboratories, Inc.[a]	197	23,750
Bio-Techne Corp.	358	33,079
Charles River Laboratories International, Inc.[a]	449	28,574
Covance, Inc.[a]	547	56,801
Mettler-Toledo International, Inc.[a]	273	82,572
PerkinElmer, Inc.	32	1,399
Thermo Fisher Scientific, Inc.	99	12,404
Waters Corp.[a]	24	2,705
Total Life Sciences Tools & Services		245,133

The accompanying notes are an integral part of these financial statements.

HCIM TRUST
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SCHEDULE OF INVESTMENTS

December 31, 2014 (continued)

	Shares	Value
Machinery — 3.4%
AGCO Corp.	844	$38,149
Caterpillar, Inc.	165	15,102
CLARCOR, Inc.	497	33,120
Crane Co.	490	28,763
Cummins, Inc.	46	6,632
Deere & Co.	98	8,670
Donaldson Co., Inc.	1,272	49,137
Dover Corp.	54	3,873
Flowserve Corp.	44	2,633
Graco, Inc.	587	47,066
Harsco Corp.	706	13,336
IDEX Corp.	786	61,182
Illinois Tool Works, Inc.	98	9,281
Ingersoll-Rand PLC	72	4,564
ITT Corp.	909	36,778
Joy Global, Inc.	31	1,442
Kennametal, Inc.	784	28,059
Lincoln Electric Holdings, Inc.	770	53,199
Nordson Corp.	583	45,451
Oshkosh Corp.	789	38,385
PACCAR, Inc.	96	6,529
Pall Corp.	34	3,441
Parker-Hannifin Corp.	40	5,158
Pentair PLC	62	4,118
Snap-on, Inc.	18	2,461
SPX Corp.	409	35,141
Stanley Black & Decker, Inc.	53	5,092
Terex Corp.	1,084	30,222
Timken Co.	745	31,797
Trinity Industries, Inc.	1,542	43,191
Valmont Industries, Inc.	245	31,115
Wabtec Corp.	958	83,241
Woodward, Inc.	576	28,357
Xylem, Inc.	58	2,208
Total Machinery		836,893
Marine — 0.2%
Kirby Corp.[a]	561	45,295
Media — 1.3%
AMC Networks, Inc.[a]	279	17,792
Cablevision Systems Corp.	100	2,064
CBS Corp.	135	7,471
Cinemark Holdings, Inc.	489	17,398
Comcast Corp.	865	50,179
DIRECTV[a]	142	12,311
Discovery Communications, Inc. — Class Ca	128	4,316
Discovery Communications, Inc. — Class Aa	70	2,411
DreamWorks Animation SKG, Inc.[a]	249	5,560
Gannett Co., Inc.	105	3,353
John Wiley & Sons, Inc.	211	12,500
Live Nation Entertainment Inc Com[a]	682	17,807
Meredith Corp.	168	9,126
New York Times Co.	454	6,002

The accompanying notes are an integral part of these financial statements.

HCIM TRUST
HATTERAS PE INTELLIGENCE FUND

SCHEDULE OF INVESTMENTS

December 31, 2014 (continued)

	Shares	Value
Media — 1.3% (continued)
News Corp.[a]	230	$3,609
Omnicom Group, Inc.	82	6,352
Scripps Networks Interactive, Inc.	49	3,688
The Interpublic Group of Cos., Inc.	197	4,092
The Walt Disney co.	521	49,073
Time Warner Cable, Inc.	79	12,013
Time Warner, Inc.	280	23,917
Time, Inc.	474	11,665
Twenty-First Century Fox, Inc.	619	23,773
Viacom, Inc.	107	8,052
Total Media		314,524
Metals & Mining — 0.3%
Alcoa, Inc.	22	347
Allegheny Technologies, Inc.	2	70
Carpenter Technology Corp.	93	4,580
Cliffs Natural Resources, Inc.	274	1,956
Commercial Metals Co.	372	6,060
Compass Minerals International, Inc.	59	5,123
Freeport-McMoRan, Inc.	19	444
Newmont Mining Corp.	9	170
Nucor Corp.	6	294
Reliance Steel & Aluminum Co.	163	9,987
Royal Gold, Inc.	136	8,527
Steel Dynamics, Inc.	735	14,509
Timkensteel Corp.	128	4,740
United States Steel Corp.	302	8,076
Worthington Industries, Inc.	165	4,965
Total Metals & Mining		69,848
Multiline Retail — 0.3%
Big Lots, Inc.	251	10,045
Dollar General Corp.[a]	101	7,141
Dollar Tree, Inc.[a]	91	6,405
Family Dollar Stores, Inc.	45	3,564
JC Penney Co., Inc.[a]	1,349	8,741
Kohl's Corp.	89	5,433
Macy's, Inc.	114	7,495
Nordstrom, Inc.	63	5,002
Target Corp.	178	13,512
Total Multiline Retail		67,338
Multi-Utilities — 0.1%
Alliant Energy Corp.	118	7,837
Black Hills Corp.	47	2,493
MDU Resources Group, Inc.	206	4,841
Vectren Corp.	87	4,022
Total Multi-Utilities		19,193
Oil, Gas & Consumable Fuels — 1.3%
Anadarko Petroleum Corp.	27	2,228
Apache Corp.	20	1,253
Cabot Oil & Gas Corp.	22	651
California Resources Corp.[a]	2,673	14,728

The accompanying notes are an integral part of these financial statements.

HCIM TRUST
HATTERAS PE INTELLIGENCE FUND

SCHEDULE OF INVESTMENTS

December 31, 2014 (continued)

	Shares	Value
Oil, Gas & Consumable Fuels — 1.3% (continued)
Chesapeake Energy Corp.	28	$548
Chevron Corp.	49	5,497
Cimarex Energy Co.	5	530
ConocoPhillips	70	4,834
CONSOL Energy, Inc.	12	406
Denbury Resources, Inc.	19	154
Devon Energy Corp.	20	1,224
Energen Corp.	625	39,850
EOG Resources, Inc.	29	2,670
EQT Corp.	8	606
Exxon Mobil Corp.	109	10,077
Gulfport Energy Corp.[a]	732	30,554
Hess Corp.	14	1,033
HollyFrontier Corp.	1,692	63,416
Kinder Morgan, Inc.	97	4,104
Marathon Oil Corp.	36	1,018
Marathon Petroleum Corp.	14	1,264
Murphy Oil Corp.	9	455
Newfield Exploration Co.[a]	7	190
Noble Energy, Inc.	19	901
Occidental Petroleum Corp.	41	3,305
ONEOK, Inc.	11	548
Peabody Energy Corp.	2,315	17,918
Phillips 66	29	2,079
Pioneer Natural Resources Co.	7	1,042
QEP Resources, Inc.	9	182
Range Resources Corp.	9	481
Rosetta Resources, Inc.[a]	471	10,508
SM Energy Co.	579	22,338
Southwestern Energy Co.[a]	19	519
Spectra Energy Corp.	35	1,271
Tesoro Corp.	7	520
The Williams Cos., Inc.	36	1,618
Valero Energy Corp.	27	1,337
Western Refng, Inc.	621	23,461
World Fuel Services Corp.	616	28,909
WPX Energy, Inc.[a]	1,526	17,747
Total Oil, Gas & Consumable Fuels		321,974
Paper & Forest Products — 0.0%
Domtar Corp.	112	4,505
International Paper Co.	8	429
Louisiana-Pacific Corp.[a]	247	4,090
Total Paper & Forest Products		9,024
Personal Products — 0.0%
Avon Products, Inc.	5	47
The Estee Lauder Cos., Inc.	3	229
Total Personal Products		276

The accompanying notes are an integral part of these financial statements.

HCIM TRUST
HATTERAS PE INTELLIGENCE FUND

SCHEDULE OF INVESTMENTS

December 31, 2014 (continued)

	Shares	Value
Pharmaceuticals — 1.8%
AbbVie, Inc.	383	$25,064
Actavis PLC[a]	65	16,732
Allergan, Inc.	73	15,519
Bristol-Myers Squibb Co.	410	24,202
Eli Lilly & Co.	240	16,558
Endo International PLC[a]	1,486	107,170
Hospira, Inc.[a]	47	2,879
Johnson & Johnson	689	72,049
Mallinckrodt PLC[a]	32	3,169
Merck & Co., Inc.	703	39,923
Mylan, Inc.[a]	101	5,693
Perrigo Co. PLC	38	6,352
Pfizer, Inc.	1,561	48,625
Salix Pharmaceuticals Ltd.[a]	619	71,148
Zoetis, Inc.	139	5,981
Total Pharmaceuticals		461,064
Professional Services — 0.7%
Equifax, Inc.	39	3,154
FTI Consulting, Inc.[a]	362	13,984
Manpowergroup, Inc.	787	53,650
Nielsen NV	96	4,294
Robert Half International, Inc.	43	2,510
The Corporate Executive Board Co.	333	24,152
The Dun & Bradstreet Corp.	11	1,331
Towers Watson & Co.	698	78,993
Total Professional Services		182,068
Real Estate Investment Trusts (REITs) — 1.5%
Alexandria Real Estate Equities, Inc.	150	13,311
American Campus Communities, Inc.	219	9,058
American Tower Corp.	40	3,954
Apartment Investment & Management Co.	17	632
AvalonBay Communities, Inc.	15	2,451
BioMed Realty Trust, Inc.	410	8,831
Boston Properties, Inc.	18	2,316
Camden Property Trust	180	13,291
Corporate Office Properties Trust	211	5,986
Corrections Corp. of America	241	8,758
Crown Castle International Corp.	39	3,069
Duke Realty Corp.	712	14,382
Equity One, Inc.	174	4,413
Equity Residential	42	3,017
Essex Property Trust, Inc.	8	1,653
Extra Space Storage, Inc.	231	13,546
Federal Realty Investment Trust	143	19,085
General Growth Properties, Inc.	73	2,054
HCP, Inc.	53	2,334
Health Care REIT, Inc.	38	2,875
Highwoods Properties, Inc.	190	8,413
Home Properties, Inc.	67	4,395
Hospitality Properties Trust	197	6,107
Host Hotels & Resorts, Inc.	88	2,092
Iron Mountain, Inc.	22	851

The accompanying notes are an integral part of these financial statements.

HCIM TRUST
HATTERAS PE INTELLIGENCE FUND

SCHEDULE OF INVESTMENTS

December 31, 2014 (continued)

	Shares	Value
Real Estate Investment Trusts (REITs) — 1.5% (continued)
Kilroy Realty Corp.	175	$12,087
Kimco Realty Corp.	47	1,182
Lamar Advertising Co.	373	20,008
LaSalle Hotel Properties	232	9,389
Liberty Property Trust	310	11,665
Mack-Cali Realty Corp.	201	3,831
Mid-America Apartment Communities, Inc.	157	11,725
National Retail Properties, Inc.	276	10,866
Omega Healthcare Investors, Inc.	269	10,510
Plum Creek Timber Co., Inc.	21	899
Potlatch Corp.	98	4,103
Prologis, Inc.	58	2,496
Public Storage	17	3,142
Rayonier, Inc.	149	4,163
Realty Income Corp.	467	22,281
Regency Centers Corp.	194	12,373
Senior Housing Properties Trust	266	5,881
Simon Property Group, Inc.	31	5,645
SL Green Realty Corp.	202	24,042
Tanger Factory Outlet Centers, Inc.	112	4,140
Taubman Centers, Inc.	84	6,419
The Macerich Co.	17	1,418
UDR, Inc.	534	16,458
Ventas, Inc.	34	2,438
Vornado Realty Trust	21	2,472
Washington Prime Group, Inc.	356	6,130
Weingarten Realty Investors	132	4,609
Weyerhaeuser Co.	62	2,225
Total Real Estate Investment Trusts (REITs)		379,471
Real Estate Management & Development — 0.1%
Alexander & Baldwin, Inc.	109	4,279
CBRE Group, Inc.[a]	33	1,130
Jones Lang Lasalle, Inc.	94	14,094
Total Real Estate Management & Development		19,503
Road & Rail — 1.2%
Con-way, Inc.	573	28,180
CSX Corp.	271	9,818
Genesee & Wyoming, Inc.[a]	506	45,500
JB Hunt Transport Services, Inc.	918	77,342
Kansas City Southern	35	4,271
Landstar System, Inc.	445	32,276
Norfolk Southern Corp.	85	9,317
Old Dominion Freight Line, Inc.[a]	671	52,096
Ryder System, Inc.	17	1,578
Union Pacific Corp.	242	28,829
Werner Enterprises, Inc.	437	13,613
Total Road & Rail		302,820

The accompanying notes are an integral part of these financial statements.

HCIM TRUST
HATTERAS PE INTELLIGENCE FUND

SCHEDULE OF INVESTMENTS

December 31, 2014 (continued)

	Shares	Value
Semiconductors & Semiconductor Equipment — 0.9%
Advanced Micro Devices, Inc.[a]	2,081	$5,556
Altera Corp.	67	2,475
Analog Devices, Inc.	66	3,664
Applied Materials, Inc.	130	3,240
Atmel Corp.[a]	909	7,631
Avago Technologies Ltd.	54	5,432
Broadcom Corp.	112	4,853
Cree, Inc.[a]	417	13,436
Cypress Semiconductor Corp.	222	3,170
Fairchild Semiconductor International, Inc.[a]	182	3,072
First Solar, Inc.[a]	17	758
Integrated Device Technology, Inc.[a]	523	10,251
Intel Corp.	778	28,234
International Rectifier Corp.[a]	254	10,135
Intersil Corp.	196	2,836
KLA-Tencor Corp.	45	3,164
Lam Research Corp.	36	2,856
Linear Technology Corp.	51	2,326
Microchip Technology, Inc.	43	1,940
Micron Technology, Inc.[a]	114	3,991
NVIDIA Corp.	112	2,246
RF Micro Devices, Inc.[a]	616	10,219
Semtech Corp.[a]	101	2,784
Silicon Laboratories, Inc.[a]	59	2,809
Skyworks Solutions, Inc.	669	48,643
SunEdison, Inc.[a]	529	10,321
Teradyne, Inc.	468	9,262
Texas Instruments, Inc.	157	8,394
Xilinx, Inc.	58	2,511
Total Semiconductors & Semiconductor Equipment		216,209
Software — 1.2%
ACI Worldwide, Inc.[a]	173	3,489
Adobe Systems, Inc.[a]	50	3,635
Advent Software, Inc.	145	4,443
ANSYS, Inc.[a]	325	26,650
Autodesk, Inc.[a]	50	3,003
CA, Inc.	71	2,162
Cadence Design System, Inc.[a]	629	11,932
Cdk Global, Inc.	568	23,152
Citrix Systems, Inc.[a]	37	2,361
CommVault Systems, Inc.[a]	64	3,308
Electronic Arts, Inc.[a]	69	3,244
FactSet Research Systems, Inc.	84	11,823
Fair Isaac Corp.	48	3,470
Fortinet, Inc.[a]	300	9,198
Informatica Corp.[a]	243	9,267
Intuit	60	5,531
Mentor Graphics Corp.	147	3,222
Microsoft Corp.	1,330	61,779
Oracle Corp.	522	23,474
PTC, Inc.[a]	261	9,566
Red Hat, Inc.[a]	42	2,904

The accompanying notes are an integral part of these financial statements.

HCIM TRUST
HATTERAS PE INTELLIGENCE FUND

SCHEDULE OF INVESTMENTS

December 31, 2014 (continued)

	Shares	Value
Software — 1.2% (continued)
Rovi Corp.[a]	144	$3,253
salesforce.com, Inc.[a]	62	3,677
SolarWinds, Inc.[a]	143	7,126
Solera Holdings, Inc.	150	7,677
Symantec Corp.	151	3,874
Synopsys, Inc.[a]	551	23,952
Tyler Technologies, Inc.[a]	71	7,770
Ultimate Software Group, Inc.[a]	61	8,956
Total Software		293,898
Specialty Retail — 1.9%
Aaron's, Inc.	287	8,774
Abercrombie & Fitch Co.	325	9,308
Advance Auto Parts, Inc.	338	53,837
American Eagle Outfitters, Inc.	791	10,979
ANN, Inc.[a]	208	7,588
Ascena Retail Group, Inc.[a]	447	5,614
AutoNation, Inc.[a]	37	2,235
AutoZone, Inc.[a]	11	6,810
Bed Bath & Beyond, Inc.[a]	82	6,246
Best Buy Co., Inc.	128	4,989
Cabela's, Inc.[a]	222	11,702
CarMax, Inc.[a]	97	6,458
Chico's FAS, Inc.	699	11,331
CST Brands, Inc.	365	15,918
Dick's Sporting Goods, Inc.	460	22,839
Foot Locker, Inc.	663	37,247
GameStop Corp.	23	777
Guess?, Inc.	223	4,701
L Brands, Inc.	81	7,011
Lowe's Cos., Inc.	322	22,154
Murphy USA, Inc.[a]	201	13,841
Office Depot, Inc.[a]	2,264	19,414
O'Reilly Automotive, Inc.[a]	34	6,549
PetSmart, Inc.	47	3,821
Rent-A-Center, Inc.	232	8,426
Ross Stores, Inc.	69	6,504
Signet Jewelers Ltd.	371	48,812
Staples, Inc.	304	5,508
The Gap, Inc.	123	5,179
The Home Depot, Inc.	436	45,767
Tiffany & Co.	50	5,343
TJX Cos., Inc.	196	13,442
Tractor Supply Co.	61	4,808
Williams-Sonoma, Inc.	399	30,196
Total Specialty Retail		474,128
Technology Hardware, Storage & Peripherals — 0.7%
3D Systems Corp.[a]	216	7,100
Apple, Inc.	958	105,744
Diebold, Inc.	98	3,395
EMC Corp.	298	8,863
Hewlett-Packard Co.	270	10,835
Lexmark International, Inc.	219	9,038

The accompanying notes are an integral part of these financial statements.

HCIM TRUST
HATTERAS PE INTELLIGENCE FUND

SCHEDULE OF INVESTMENTS

December 31, 2014 (continued)

	Shares	Value
Technology Hardware, Storage & Peripherals — 0.7% (continued)
NCR Corp.[a]	371	$10,811
NetApp, Inc.	71	2,943
SanDisk Corp.	48	4,703
Seagate Technology PLC	69	4,588
Western Digital Corp.	46	5,092
Total Technology Hardware, Storage & Peripherals		173,112
Textiles, Apparel & Luxury Goods — 0.7%
Carter's, Inc.	246	21,478
Coach, Inc.	121	4,545
Deckers Outdoor Corp.[a]	164	14,931
Fossil Group, Inc.[a]	22	2,436
Hanesbrands, Inc.	469	52,350
Kate Spade & Co.[a]	594	19,014
Michael Kors Holdings Ltd.[a]	90	6,759
NIKE, Inc.	233	22,403
PVH Corp.	36	4,614
Ralph Lauren Corp.	27	4,999
Under Armour, Inc.[a]	73	4,957
VF Corp.	96	7,190
Total Textiles, Apparel & Luxury Goods		165,676
Thrifts & Mortgage Finance — 0.1%
Astoria Financial Corp.	211	2,819
Hudson City Bancorp, Inc.	56	567
New York Community Bancorp, Inc.	930	14,880
People's United Financial, Inc.	36	546
Washington Federal, Inc.	231	5,117
Total Thrifts & Mortgage Finance		23,929
Tobacco — 0.0%
Altria Group, Inc.	19	936
Lorillard, Inc.	4	252
Philip Morris International, Inc.	15	1,221
Reynolds American, Inc.	3	193
Total Tobacco		2,602
Trading Companies & Distributors — 0.5%
Fastenal Co.	87	4,138
GATX Corp.	439	25,260
MSC Industrial Direct Co., Inc.	503	40,869
NOW, Inc.[a]	1,090	28,045
United Rentals, Inc.[a]	30	3,060
Watsco, Inc.	269	28,783
WW Grainger, Inc.	20	5,098
Total Trading Companies & Distributors		135,253
Water Utilities — 0.0%
Aqua America, Inc.	189	5,046
Wireless Telecommunication Services — 0.7%
Telephone & Data Systems, Inc.	6,806	171,852
Total Common Stocks (Cost $9,647,515)		10,839,222

The accompanying notes are an integral part of these financial statements.

HCIM TRUST
HATTERAS PE INTELLIGENCE FUND

SCHEDULE OF INVESTMENTS

December 31, 2014 (continued)

	Shares	Value
Money Market Funds — 63.1%
Fidelity Institutional Money Market Funds — Money Market Portfolio 0.07%[b]	6,418,960	$6,418,960
Invesco Advisers, Inc. STIT — Liquid Assets Portfolio — Institutional Class 0.07%[b]	9,298,162	9,298,162
Total Money Market Funds (Cost $15,717,122)		15,717,122
Total Investments (Cost $25,364,637) — 106.6%		26,556,344
Liabilities in Excess of Other Assets — (6.6%)		(1,634,725)
Total Net Assets — 100.0%		$24,921,619

Percentages are stated as a percent of net assets.

a  Non-income producing.

b  Variable Rate Security. The rate shown represents the rate at December 31, 2014.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

HCIM TRUST
HATTERAS PE INTELLIGENCE FUND

SCHEDULE OF FORWARD CONTRACTS

December 31, 2014 (continued)

Long Forward Contracts

Settlement Date	Counterparty	Currency to be Delivered	U.S. $ Value December 31, 2014	Currency to be Received	U.S. $ Value December 31, 2014	Unrealized Appreciation (Depreciation)
1/2/15	U.S. Bank	115,925 U.S. Dollars	$115,925	143,000 Australian Dollars	$116,728	$803
1/2/15	U.S. Bank	72,285 U.S. Dollars	72,285	84,000 Canadian Dollars	72,299	14
1/2/15	U.S. Bank	6,584,598 U.S. Dollars	6,584,598	5,400,000 Euros	6,534,434	(50,164)
1/2/15	U.S. Bank	488,403 U.S. Dollars	488,403	314,000 British Pounds	489,393	990
1/9/15	U.S. Bank	115,971 U.S. Dollars	115,971	142,000 Australian Dollars	115,852	(119)
1/9/15	U.S. Bank	489,441 U.S. Dollars	489,441	314,000 British Pounds	489,367	(74)
1/9/15	U.S. Bank	72,350 U.S. Dollars	72,350	84,000 Canadian Dollars	72,289	(61)
1/9/15	U.S. Bank	6,591,160 U.S. Dollars	6,591,160	5,444,000 Euros	6,588,189	(2,971)
			$14,530,133		$14,478,551	$(51,582)

Short Forward Contracts

Settlement Date	Counterparty	Currency to be Delivered	U.S. $ Value December 31, 2014	Currency to be Received	U.S. $ Value December 31, 2014	Unrealized Appreciation (Depreciation)
1/2/15	U.S. Bank	143,000 Australian Dollars	$116,831	116,728 U.S. Dollars	$116,728	$103
1/2/15	U.S. Bank	84,000 Canadian Dollars	72,351	72,299 U.S. Dollars	72,299	52
1/2/15	U.S. Bank	5,400,000 Euros	6,536,700	6,534,434 U.S. Dollars	6,534,434	2,266
1/2/15	U.S. Bank	314,000 British Pounds	489,394	489,433 U.S. Dollars	489,394	39
			$7,215,315		$7,212,855	$2,460

The accompanying notes are an integral part of these financial statements.

HCIM TRUST
HATTERAS PE INTELLIGENCE FUND

SCHEDULE OF INVESTMENTS

December 31, 2014 (continued)

HCIM Trust has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

•  Level 1 — Quoted prices in active markets for identical securities.

•  Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). In addition to the fair-valued securities, the other securities designated as level 3 included securities where prices are obtained from a broker quote in an illiquid market.

The following is a summary of the inputs used to value the Fund's assets as of December 31, 2014:

Description	Level 1		Level 2	Level 3	Total
Common Stocks	$10,839,222	(1)	$—	$—	$10,839,222
Money Market Funds	15,717,122		—	—	15,717,122
Total Investments	$26,556,344		$—	$—	$26,556,344
Other Financial Instruments*
Long Forward Contracts	$—		$(51,582)	$—	$(51,582)
Short Forward Contracts	—		2,460	—	2,460
Total Other Financial Instruments	$—		$(49,122)	$—	$(49,122)

1)  Please refer to the Schedule of Investments for additional information regarding the composition of the common stocks in Level 1.

*  Includes cumulative appreciation/depreciation on Other Financial Instruments as reported in their respective Schedules.

There were no transfers into or out of Level 1, Level 2, or Level 3 during the reporting period.

Transfers between levels are recognized at the end of the reporting period.

The accompanying notes are an integral part of these financial statements.

HCIM TRUST
HATTERAS PE INTELLIGENCE FUND

SCHEDULE OF INVESTMENTS

December 31, 2014 (continued)

The table below discloses both gross information and net information about instruments and transactions eligible for offset in the Statements of Assets and Liabilities and instruments and transactions that are subject to an agreement similar to a master netting agreement as well as amounts related to financial collateral (including cash collateral), held at clearing brokers and counterparties.

Assets:

	Gross	Gross Amounts Offset in the	Net Amounts Presented in the Statement	Gross Amounts not offset in the Statement of Assets and Liabilities
	Amounts of Recognized Assets	Statement of Assets and Liabilities	of Assets and Liabilities	Financial Instruments	Collateral Received (Pledged)	Net Amount
Description
Forward Contracts	$4,267	$(4,267)	$—	$—	$—	$—
	$4,267	$(4,267)	$—	$—	$—	$—

Liabilities:

	Gross	Gross Amounts Offset in the Statement	Net Amounts Presented in the Statement	Gross Amounts not offset in the Statement of Assets and Liabilities
	Amounts of Recognized Liabilities	of Assets and Liabilities	of Assets and Liabilities	Financial Instruments	Collateral Pledged (Received)	Net Amount
Description
Forward Contracts	$(53,389)	$4,267	$(49,122)	$—	$—	$(49,122)
	$(53,389)	$4,267	$(49,122)	$—	$—	$(49,122)

The master netting agreements allow the clearing brokers to net any collateral held in or on behalf of the Fund or liabilities or payment obligations of the clearing brokers to the Fund against any liabilities or payment obligations of the Fund to the clearing brokers. The Fund may be required to deposit financial collateral (including cash collateral) at the clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty.

The accompanying notes are an integral part of these financial statements.

HCIM TRUST
HATTERAS DISCIPLINED OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2014

	Contracts	Value
Purchased Options — 111.7%
Call Options — 107.7%[a]
S&P 500 Composite Stock Price Index
Expiration January 2015, Exercise Price: $26.00	60	$1,078,704
Expiration January 2015, Exercise Price: $199.20	60	45,340
Expiration February 2015, Exercise Price: $23.50	37	672,847
Expiration February 2015, Exercise Price: $24.20	40	725,020
Expiration February 2015, Exercise Price: $183.50	37	85,075
Expiration February 2015, Exercise Price: $185.50	40	83,831
Expiration February 2015, Exercise Price: $25.35	90	1,620,947
Expiration February 2015, Exercise Price: $193.55	90	122,663
Expiration March 2015, Exercise Price: $24.00	40	724,385
Expiration March 2015, Exercise Price: $24.25	33	596,793
Expiration March 2015, Exercise Price: $26.00	90	1,611,875
Expiration March 2015, Exercise Price: $185.00	40	87,652
Expiration March 2015, Exercise Price: $186.50	33	67,862
Expiration March 2015, Exercise Price: $199.26	90	88,756
Expiration April 2015, Exercise Price: $23.75	40	724,379
Expiration April 2015, Exercise Price: $24.25	55	993,272
Expiration April 2015, Exercise Price: $26.10	50	893,731
Expiration April 2015, Exercise Price: $182.10	40	100,595
Expiration April 2015, Exercise Price: $188.60	55	107,064
Expiration April 2015, Exercise Price: $200.00	50	52,025
Expiration May 2015, Exercise Price: $25.00	90	1,616,017
Expiration May 2015, Exercise Price: $25.75	50	894,040
Expiration May 2015, Exercise Price: $188.50	90	181,303
Expiration May 2015, Exercise Price: $197.10	50	66,872
Expiration June 2015, Exercise Price: $24.33	135	2,428,887
Expiration June 2015, Exercise Price: $186.50	135	301,175
Expiration July 2015, Exercise Price: $25.30	70	1,250,824
Expiration July 2015, Exercise Price: $25.75	40	712,960
Expiration July 2015, Exercise Price: $26.10	30	533,671
Expiration July 2015, Exercise Price: $193.92	70	120,148
Expiration July 2015, Exercise Price: $197.35	40	58,666
Expiration July 2015, Exercise Price: $200.00	30	38,471
Expiration August 2015, Exercise Price: $25.65	90	1,602,920
Expiration August 2015, Exercise Price: $25.75	50	890,012
Expiration August 2015, Exercise Price: $196.70	90	142,500
Expiration August 2015, Exercise Price: $197.10	50	77,763
Expiration September 2015, Exercise Price: $25.75	110	1,954,069
Expiration September 2015, Exercise Price: $26.10	30	531,880
Expiration September 2015, Exercise Price: $197.35	110	175,722
Expiration September 2015, Exercise Price: $200.00	30	42,557
Expiration October 2015, Exercise Price: $25.50	130	2,309,911
Expiration October 2015, Exercise Price: $26.00	30	531,561
Expiration October 2015, Exercise Price: $194.50	130	241,648
Expiration October 2015, Exercise Price: $199.26	30	45,999
Expiration November 2015, Exercise Price: $26.00	30	530,775
Expiration November 2015, Exercise Price: $26.10	130	2,298,729
Expiration November 2015, Exercise Price: $199.26	30	47,721
Expiration November 2015, Exercise Price: $200.00	130	200,507
Expiration December 2015, Exercise Price: $24.06	120	2,142,516
Expiration December 2015, Exercise Price: $26.97	40	702,580
Expiration December 2015, Exercise Price: $184.50	120	322,483

The accompanying notes are an integral part of these financial statements.

HCIM TRUST
HATTERAS DISCIPLINED OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2014 (continued)

	Contracts	Value
Call Options — 107.7%[a] (continued)
Expiration December 2015, Exercise Price: $205.19	40	$51,275
Expiration January 2016, Exercise Price: $26.00	40	705,118
Expiration January 2016, Exercise Price: $26.97	120	2,103,773
Expiration January 2016, Exercise Price: $199.20	40	67,901
Expiration January 2016, Exercise Price: $205.19	120	159,882
Total Call Options		36,565,652
Put Options — 4.0%[a]
S&P 500 Composite Stock Price Index
Expiration January 2015, Exercise Price: $199.20	60	5,776
Expiration February 2015, Exercise Price: $183.50	37	4,076
Expiration February 2015, Exercise Price: $185.50	40	3,881
Expiration February 2015, Exercise Price: $193.55	90	15,209
Expiration March 2015, Exercise Price: $185.00	40	7,009
Expiration March 2015, Exercise Price: $186.50	33	6,279
Expiration March 2015, Exercise Price: $199.26	90	35,597
Expiration April 2015, Exercise Price: $182.10	40	9,173
Expiration April 2015, Exercise Price: $188.60	55	17,085
Expiration April 2015, Exercise Price: $200.00	50	27,186
Expiration May 2015, Exercise Price: $188.50	90	35,540
Expiration May 2015, Exercise Price: $197.10	50	28,856
Expiration June 2015, Exercise Price: $186.50	135	59,165
Expiration July 2015, Exercise Price: $193.92	70	47,888
Expiration July 2015, Exercise Price: $197.35	40	31,074
Expiration July 2015, Exercise Price: $200.00	30	25,716
Expiration August 2015, Exercise Price: $196.70	90	76,300
Expiration August 2015, Exercise Price: $197.10	50	42,982
Expiration September 2015, Exercise Price: $197.35	110	105,133
Expiration September 2015, Exercise Price: $200.00	30	31,238
Expiration October 2015, Exercise Price: $194.50	130	122,757
Expiration October 2015, Exercise Price: $199.26	30	32,803
Expiration November 2015, Exercise Price: $199.26	30	35,086
Expiration November 2015, Exercise Price: $200.00	130	155,343
Expiration December 2015, Exercise Price: $184.50	120	97,988
Expiration December 2015, Exercise Price: $205.19	40	58,887
Expiration January 2016, Exercise Price: $199.20	40	52,446
Expiration January 2016, Exercise Price: $205.19	120	185,065
Total Put Options		1,355,538
Total Purchased Options (Cost $35,300,262)		37,921,190
Money Market Funds — 2.1%
Invesco Advisers, Inc. STIT — Liquid Assets Portfolio — Institutional Class 0.07%[b]	701,780	701,780
Total Money Market Funds (Cost $701,780)		701,780
Total Investments (Cost $36,002,042) — 113.8%		38,622,970
Liabilities in Excess of Other Assets — (13.8%)		(4,684,073)
Total Net Assets — 100.0%		$33,938,897

Percentages are stated as a percent of net assets.

a  Non-income producing.

b  Variable Rate Security. The rate shown represents the rate at December 31, 2014.

The accompanying notes are an integral part of these financial statements.

HCIM TRUST
HATTERAS DISCIPLINED OPPORTUNITY FUND

SCHEDULE OF OPTIONS WRITTEN

December 31, 2014 (continued)

	Contracts	Value
Options Written — 15.5%
Call Options — 13.4%
S&P 500 Composite Stock Price Index
Expiration: January 2015, Exercise Price: $199.60	120	$86,498
Expiration: February 2015, Exercise Price: $190.00	74	126,112
Expiration: February 2015, Exercise Price: $191.50	80	123,596
Expiration: February 2015, Exercise Price: $195.68	180	212,079
Expiration: March 2015, Exercise Price: $191.70	80	127,953
Expiration: March 2015, Exercise Price: $193.00	66	98,268
Expiration: March 2015, Exercise Price: $202.25	180	138,193
Expiration: April 2015, Exercise Price: $188.93	80	153,477
Expiration: April 2015, Exercise Price: $195.00	110	156,330
Expiration: April 2015, Exercise Price: $203.50	100	79,791
Expiration: May 2015, Exercise Price: $195.45	180	263,080
Expiration: May 2015, Exercise Price: $202.00	100	98,867
Expiration: June 2015, Exercise Price: $193.55	270	451,128
Expiration: July 2015, Exercise Price: $201.12	140	168,988
Expiration: July 2015, Exercise Price: $203.77	80	82,855
Expiration: July 2015, Exercise Price: $205.75	60	54,882
Expiration: August 2015, Exercise Price: $203.90	100	110,413
Expiration: August 2015, Exercise Price: $204.17	180	195,749
Expiration: September 2015, Exercise Price: $205.15	220	240,589
Expiration: September 2015, Exercise Price: $207.30	60	58,171
Expiration: October 2015, Exercise Price: $203.45	260	328,933
Expiration: October 2015, Exercise Price: $207.00	60	63,399
Expiration: November 2015, Exercise Price: $207.90	60	64,163
Expiration: November 2015, Exercise Price: $208.90	260	263,977
Expiration: December 2015, Exercise Price: $195.50	240	454,988
Expiration: December 2015, Exercise Price: $214.01	80	65,444
Expiration: January 2016, Exercise Price: $210.00	80	85,561
Expiration: January 2016, Exercise Price: $214.49	240	204,546
Total Call Options		4,558,030
Put Options — 2.1%
S&P 500 Composite Stock Price Index
Expiration: January 2015, Exercise Price: $179.28	60	814
Expiration: February 2015, Exercise Price: $165.15	37	1,467
Expiration: February 2015, Exercise Price: $166.95	40	1,264
Expiration: February 2015, Exercise Price: $174.20	90	4,317
Expiration: March 2015, Exercise Price: $166.50	40	2,688
Expiration: March 2015, Exercise Price: $167.85	33	2,372
Expiration: March 2015, Exercise Price: $179.33	90	11,639
Expiration: April 2015, Exercise Price: $163.89	40	3,971
Expiration: April 2015, Exercise Price: $169.74	55	7,122
Expiration: April 2015, Exercise Price: $180.00	50	10,403
Expiration: May 2015, Exercise Price: $169.65	90	16,011
Expiration: May 2015, Exercise Price: $177.39	50	12,328
Expiration: June 2015, Exercise Price: $167.85	135	28,603
Expiration: July 2015, Exercise Price: $174.53	70	23,503
Expiration: July 2015, Exercise Price: $177.62	40	15,018
Expiration: July 2015, Exercise Price: $180.00	30	12,262
Expiration: August 2015, Exercise Price: $177.03	90	38,654
Expiration: August 2015, Exercise Price: $177.39	50	21,738
Expiration: September 2015, Exercise Price: $177.62	110	55,183

The accompanying notes are an integral part of these financial statements.

HCIM TRUST
HATTERAS DISCIPLINED OPPORTUNITY FUND

SCHEDULE OF OPTIONS WRITTEN

December 31, 2014 (continued)

	Contracts	Value
Put Options — 2.1% (continued)
Expiration: September 2015, Exercise Price: $180.00	30	$16,280
Expiration: October 2015, Exercise Price: $175.05	130	66,623
Expiration: October 2015, Exercise Price: $179.33	30	17,610
Expiration: November 2015, Exercise Price: $179.33	30	19,301
Expiration: November 2015, Exercise Price: $180.00	130	85,406
Expiration: December 2015, Exercise Price: $166.05	120	56,173
Expiration: December 2015, Exercise Price: $184.67	40	32,821
Expiration: January 2016, Exercise Price: $179.28	40	29,964
Expiration: January 2016, Exercise Price: $184.67	120	104,891
Total Put Options		698,426
Total Options Written (Premiums received $3,685,686) — 15.5%		$5,256,456

The accompanying notes are an integral part of these financial statements.

HCIM TRUST
HATTERAS DISCIPLINED OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2014 (continued)

HCIM Trust has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

•  Level 1 — Quoted prices in active markets for identical securities.

•  Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). In addition to the fair-valued securities, the other securities designated as level 3 included securities where prices are obtained from a broker quote in an illiquid market.

The following is a summary of the inputs used to value the Fund's assets and liabilities as of December 31, 2014:

Description	Level 1	Level 2	Level 3	Total
Purchased Options	$—	$37,921,190	$—	$37,921,190
Money Market Funds	701,780	—	—	701,780
Total Investments	$701,780	$37,921,190	$—	$38,622,970
Options Written	$—	$(5,256,456)	$—	$(5,256,456)

There were no transfers into or out of Level 1, Level 2, or Level 3 during the period.

Transfers between levels are recognized at the end of the reporting period.

The accompanying notes are an integral part of these financial statements.

HCIM TRUST
HATTERAS DISCIPLINED OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2014 (continued)

The table below discloses both gross information and net information about instruments and transactions eligible for offset in the Statements of Assets and Liabilities and instruments and transactions that are subject to an agreement similar to a master netting agreement as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers and counterparties. Margin reflected in the collateral tables reflects margin up to an amount of 100% of the net amount of unrealized loss for the respective counterparty as of December 31, 2014:

Assets:

	Gross	Gross Amounts Offset in the Statement	Net Amounts Presented in the Statement	Gross Amounts not offset in the Statement of Assets and Liabilities
	Amounts of Recognized Assets	of Assets and Liabilities	of Assets and Liabilities	Financial Instruments	Collateral Received (Pledged)	Net Amount
Description
Purchased Options	$37,921,190	$—	$37,921,190	$—	$—	$37,921,190
	$37,921,190	$—	$37,921,190	$—	$—	$37,921,190

Liabilities:

	Gross	Gross Amounts Offset in the Statement	Net Amounts Presented in the Statement	Gross Amounts not offset in the Statement of Assets and Liabilities
	Amounts of Recognized Liabilities	of Assets and Liabilities	of Assets and Liabilities	Financial Instruments	Collateral Pledged (Received)	Net Amount
Description
Options Written	$(5,256,456)	$—	$(5,256,456)	$5,215,077	$41,379	$—
	$(5,256,456)	$—	$(5,256,456)	$5,215,077	$41,379	$—

Actual margin amounts required at each counterparty are based on the notional amounts or the number of contracts outstanding and may exceed the margin presented in the collateral tables. The master netting agreements allow the clearing brokers to net any collateral held in or on behalf of the Fund or liabilities or payment obligations of the clearing brokers to the Fund against any liabilities or payment obligations of the Fund to the clearing brokers. The Fund may be required to deposit financial collateral (including cash collateral) at the clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty.

The accompanying notes are an integral part of these financial statements.

HCIM TRUST

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2014

	Hatteras PE Intelligence Fund	Hatteras Disciplined Opportunity Fund
Assets:
Investments, at value (cost $25,364,637, $36,002,042)	$26,556,344	$38,622,970
Cash	1,588	—
Receivable for Fund shares issued	—	547,532
Dividends and interest receivable	9,573	25
Receivable from advisor	—	14,866
Deposits for options written	—	41,379
Prepaid expenses	6,887	21,418
Total Assets	26,574,392	39,248,190
Liabilities:
Options written, at value (premiums received $0, $3,685,686)	—	5,256,456
Payable for investments purchased	1,523,290	—
Payable for forward contracts	49,122	—
Accrued management fee	22,367	—
Accrued expenses and other liabilities	57,994	52,837
Total Liabilities	1,652,773	5,309,293
Net Assets	$24,921,619	$33,938,897
Net Assets Consist of:
Shares of beneficial interest	$24,865,094	$33,599,263
Undistributed net investment income (loss)	(210,133)	—
Accumulated net realized gain (loss)	(875,927)	(710,524)
Net unrealized appreciation (depreciation) on:
Investments	1,191,707	2,620,928
Written option contracts	—	(1,570,770)
Forward contracts	(49,122)	—
Net Assets	$24,921,619	$33,938,897
Class A Shares
Net assets		$9,525
Shares outstanding (unlimited shares authorized, $0.001 par value)		931
Net asset value and redemption price per share (See note 1 of the Notes to Financial Statements)		$10.23
Maximum offering price per share ($10.23 divided by 0.9525)		$10.74
Institutional Class Shares
Net assets	$24,921,619	$33,929,372
Shares outstanding (unlimited shares authorized, $0.001 par value)	2,514,629	3,317,926
Net asset value, redemption price and offering price per share	$9.91	$10.23

The accompanying notes are an integral part of these financial statements.

HCIM TRUST

STATEMENTS OF OPERATIONS

	For the Year Ended December 31, 2014
	Hatteras PE Intelligence Fund	Hatteras Disciplined Opportunity Fund
Investment Income:
Dividend income (net of foreign withholding tax of $15, $0)	$288,738	$—
Interest income	2,722	347
Total Investment Income	291,460	347
Expenses:
Management fees	383,884	265,845
Administration and accounting fees	91,724	119,229
Audit fees	19,500	19,500
Chief compliance officer fees	5,000	5,000
Custody fees	66,384	3,430
Trustees' fees	28,735	28,735
Registration fees	45,084	25,367
Interest expense	18,977	—
Legal fees	42,269	44,500
Offering costs	29,001	32,412
Printing fees	15,666	9,443
Transfer agent fees	28,233	30,847
Other expenses	6,917	6,757
Total Expenses	781,374	591,065
Fees Voluntarily Waived	(38,052)	(149,335)
Net Expenses	743,322	441,730
Net Investment Loss	(451,862)	(441,383)
Realized and Unrealized Gain (Loss):
Realized gain (loss) on:
Investments	199,588	795,667
Foreign currency and foreign currency transactions	47,368	—
Written option contracts	—	(330,963)
Forward contracts	(850,002)	—
Change in unrealized appreciation (depreciation) on:
Investments	365,642	2,620,928
Foreign currency and foreign currency transactions	(159,272)	—
Written option contracts	—	(1,570,770)
Forward contracts	(49,122)	—
Net Realized and Unrealized Gain (Loss)	(445,798)	1,514,862
Net Increase (Decrease) in Net Assets Resulting from Operations	$(897,660)	$1,073,479

The accompanying notes are an integral part of these financial statements.

HCIM TRUST

STATEMENTS OF CHANGES IN NET ASSETS

HATTERAS PE INTELLIGENCE FUND	Year Ended December 31, 2014	Period from November 12, 2013^ through December 31, 2013
Operations:
Net investment loss	$(451,862)	$(64,661)
Net realized gain (loss)	(603,046)	(248,042)
Change in unrealized appreciation	157,248	985,337
Net Increase (Decrease) in Net Assets Resulting from Operations	(897,660)	672,634
Dividends and Distributions to Shareholders:
Net Investment Income:
Institutional Shares	—	—
Capital Gain Distribution:
Institutional Shares	(5,581)	—
Total Dividends and Distributions	(5,581)	—
Capital Share Transactions:
Proceeds from shares issued	209,041	25,109,981
Proceeds from shares issued to holders in reinvestment of dividends	5,581	—
Cost of shares redeemed	(63,386)	(108,991)
Net Increase in Net Assets from Capital Share Transactions	151,236	25,000,990
Total Increase (Decrease) in Net Assets	(752,005)	25,673,624
Net Assets:
Beginning of period	25,673,624	—
End of period*	$24,921,619	$25,673,624
* Including undistributed net investment income (loss)	$(210,133)	$—

^  Commenced operations on November 12, 2013.

The accompanying notes are an integral part of these financial statements.

HCIM TRUST

STATEMENTS OF CHANGES IN NET ASSETS

(continued)

HATTERAS DISCIPLINED OPPORTUNITY FUND	Year ended December 31, 2014
Operations:
Net investment loss	$(441,383)
Net realized gain	464,704
Change in unrealized appreciation	1,050,158
Net Increase in Net Assets Resulting from Operations	1,073,479
Dividends and Distributions to Shareholders:
Net Investment Income:
Institutional Shares	—
Capital Gain Distribution:
Institutional Shares	(740,749)
Total Dividends and Distributions	(740,749)
Capital Share Transactions:
Class A Shares:
Proceeds from shares issued	9,525
Proceeds from shares issued to holders in reinvestment of dividends	—
Cost of shares redeemed	—
Institutional Shares:
Proceeds from shares issued	35,284,316
Proceeds from shares issued to holders in reinvestment of dividends	740,637
Cost of shares redeemed	(2,428,311)
Net Increase in Net Assets from Capital Share Transactions	33,606,167
Total Increase in Net Assets	33,938,897
Net Assets:
Beginning of period	—
End of period*	$33,938,897
* Including undistributed net investment income (loss)	$—

The accompanying notes are an integral part of these financial statements.

HCIM TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2014

1. ORGANIZATION

The Hatteras PE Intelligence Fund (the "PEI Fund") and the Hatteras Disciplined Opportunity Fund (the "Disciplined Opportunity Fund") (each a "Fund," and collectively, the "Funds"), are each a series of HCIM Trust (the "Trust"), which was organized as a Delaware statutory trust on May 13, 2013. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end non-diversified management investment company. The PEI Fund offers Institutional shares and commenced operations on November 12, 2013. The Disciplined Opportunity Fund offers Institutional shares that commenced operations on January 1, 2014, and Class A shares that commenced operations on December 31, 2014. The Class A shares have a sales charge (load) of 4.75% (of the offering price), have an annual distribution fee of 0.25%, and a contingent deferred sales charge of 1.00% for shares liquidated within 18 months of purchase.

The Funds are managed by Hatteras Funds, LLC (the "Adviser"), an investment adviser registered with the Securities and Exchange Commission (the "SEC") under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The Funds' distributor, an affiliate of the Adviser, is Hatteras Capital Distributors, LLC (the "Distributor"). The Funds are subject to the general oversight of the Board of Trustees (the "Board").

Effective June 30, 2014, the Adviser, a wholly-owned subsidiary of RCS Advisory Services, LLC, which is an operating subsidiary of RCS Capital Corporation, purchased substantially all the assets related to the business operations of Hatteras Capital Investment Management, LLC ("HCIM"), the prior investment adviser to the Funds, and assumed certain liabilities of HCIM (the "Purchase"). The Purchase resulted in a change in control of HCIM and, therefore, constituted an "assignment" within the meaning of the 1940 Act of the existing investment management agreement between HCIM and the Funds. The investment management agreement between HCIM and the Funds automatically terminated upon its assignment pursuant to certain provisions of the 1940 Act and was replaced by a new investment advisory agreement between the Adviser and the Funds that was approved by shareholders of the Funds at a special meeting that commenced on January 21, 2014. Any reference to Advisor in these financial statements prior to June 30, 2014 refers to Hatteras Capital Investment Management, LLC.

PE Intelligence Fund

Investment Objective

The PEI Fund seeks investment results, before fees and expenses, comparable to the returns of the Nomura QES Modeled Private Equity Returns Index (the "Reference Index").

Principal Investment Strategies

The PEI Fund seeks to track the Reference Index and therefore, to provide a return similar to that of a broad-based global investment in private equity buyout funds, calculated based on the amounts investors commit to private equity buyout funds, without directly or indirectly investing in private equity funds. The Reference Index is provided by Nomura International plc (the "Index Provider"). The Reference Index is based on a quantitative model (the "PERI Model") developed by Quantitative Equity Strategies, LLC ("QES"), using data provided by Preqin Ltd.

The PEI Fund seeks to achieve its investment objective by investing primarily in a combination of equity securities, total return swaps, notional cash deposits in various currencies and derivatives that, as a whole, are expected to produce returns that track the price performance of the Reference Index. The PEI Fund may invest in equity securities of companies of any capitalization. The PEI Fund will generally buy securities and hold notional currency positions that the Adviser expects will give the PEI Fund economic exposure similar to that of the respective constituents of the Reference Index and sell securities whose exposure is greater than that of the corresponding constituents of the Reference Index.

The Reference Index is rebalanced weekly. The Adviser expects that the PEI Fund's active or frequent trading of portfolio securities may result in a portfolio turnover rate in excess of 100% on an annual basis.

The equity securities in which the PEI Fund invests include common stocks and shares of non-affiliated investment companies (such as exchange-traded funds ("ETFs")) that invest primarily in the constituent equity securities of broad-based U.S. equity indices that focus on specific market sectors (e.g., the S&P 500 Energy Total Return Index).

Disciplined Opportunity Fund

Investment Objective

The Disciplined Opportunity Fund seeks to consistently outperform the broader equity market on a risk-adjusted basis in both rising and declining markets.

Principal Investment Strategies

The Disciplined Opportunity Fund seeks to achieve its investment objective principally by buying call options, with the S&P 500® Composite Stock Price Index (the "S&P 500 Index") as the underlying reference index, to create broad market exposure, and buying and writing (selling) additional call and put options on the S&P 500 Index to enhance market returns and reduce market losses.

HCIM TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2014 (continued)

1. ORGANIZATION (CONTINUED)

Disciplined Opportunity Fund (continued)

Acertus Capital Management, LLC (the "Sub-Advisor") serves as the sub-adviser to the Disciplined Opportunity Fund. The Disciplined Opportunity's Fund investment strategy is implemented through the purchase of a rolling series of call and put options, with each series of options delivering a formulaic return over its term.

The Disciplined Opportunity Fund generally invests in a series of call and put options, with each set of options having approximately a 12-month term. In other words, at any given time, the Disciplined Opportunity Fund will generally have one series of options expiring in approximately one month, a second set of options expiring in approximately two months, and so on, up to a twelfth series expiring in approximately twelve months. Each month, a previously purchased set of options will generally expire, be exercised or be sold at or near their expiration, and the proceeds used to purchase (or roll into) a new series of options expiring in approximately twelve months.

The Disciplined Opportunity Fund expects that its assets will generally be invested evenly across the series of call and put options, such that the average time to expiration of the Disciplined Opportunity Fund's options will be approximately six months.

The Disciplined Opportunity Fund utilizes FLexible EXchange® Options ("FLEX Options"). FLEX Options are explained further in Note 3 Derivative Transactions.

From time to time, the Funds may hold a portion of their assets in cash or invest them in liquid, short-term investments, including U.S. government obligations, certificates of deposit, commercial paper, other investment companies, money market instruments or other securities.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with U.S. Generally Accepted Accounting Principles ("GAAP"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the period. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the Funds:

Cash — Cash may include short-term interest bearing deposit accounts. At times, such deposits may be in excess of federally insured limits.

Security Valuation — Investments by the Funds are valued in the following manner:

Exchange-traded and over-the-counter securities are valued at the closing price of the applicable exchange on the day the valuation is made. Listed securities and put and call options for which no sale was reported on a particular day and securities traded over-the-counter are valued at the mean between the last bid and ask prices. Fixed income securities (other than obligations having a maturity of 60 days or less) are valued on the basis of values obtained from pricing services or from brokers, which take into account appropriate factors such as institutional sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Fixed income securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Money market funds are valued at their net asset value.

FLEX Options are customized option contracts available through the Chicago Board Options Exchange ("CBOE"). FLEX Options are valued by an independent third party pricing service which utilizes an options pricing model. Factors used by the model may include observable and unobservable inputs, including the strike price and maturity date of the option, implied volatility, and the level of the underlying reference entity.

Securities and other assets for which market quotations are not readily available (including restricted securities) will be valued in good faith at fair value under the supervision of the Board. In determining the fair value of a security, the Board shall take into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of the portfolio manager of the Funds with respect to the valuation of the security; (v) whether the same or similar securities are held by other funds managed by the Adviser or other funds and the method used to price the security in those funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formula produced by third parties independent of the Adviser; and (vii) the liquidity or illiquidity of the market for the security. When a furnished price is significantly different from the previous day's price, the Adviser will review the price to determine if it is appropriate. When prices are not readily available, or are determined to not reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before a Fund calculates its net asset value, a Fund may value its securities or fair value as determined in accordance with procedures approved by the Board.

HCIM TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2014 (continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Security Valuation (continued)

A summary of the inputs used to value the Funds' net assets as of December 31, 2014, is located in a table following the Schedules of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

GAAP establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value. GAAP also requires additional disclosures about the various inputs used to develop the measurements of fair value. These inputs are summarized in the three broad levels listed below:

•  Level 1 — Quoted prices in active markets for identical securities.

•  Level 2 — Other significant observable inputs (including quoted prices for similar securities or the identical security on an active market, interest rates, prepayment speeds, credit risk, etc.).

•  Level 3 — Significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments).

There were no transfers in the Funds between levels during the year ended December 31, 2014. Transfers between levels are recognized at the end of the reporting period.

Security Transactions, Investment Income and Realized Gain and Loss — Investment and shareholder transactions in the Funds are recorded on trade date. Realized gains and losses on the sale of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recognized on an accrual basis. All premiums and discounts, including original issue discounts, are amortized/accreted using the interest method. Long-term capital gain distributions received are recorded as capital gains.

Foreign Currency Translations and Transactions — The Funds may engage in foreign currency transactions. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Funds do not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities for unrealized gains and losses. However, for federal income tax purposes, the Funds do isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences.

The Funds may enter into forward currency exchange contracts obligating the Funds to deliver and receive a currency at a specified future date. The Funds are subject to foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds may use forward currency exchange contracts to gain exposure to, and to hedge against changes in the value of foreign currencies. With forward currency exchange contracts, there is minimal counter-party credit risk to the Funds since forward currency exchange contracts are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded forward currency exchange contracts, guarantees the forward currency exchange contracts against default. Unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time the forward contract is closed.

Taxes and Distributions to Shareholders — The Funds intend to qualify and elect to be treated as regulated investment companies under Subchapter M of the Internal Revenue Code. The Funds intend to distribute the requisite investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is recorded.

The Funds have reviewed all open tax years (all years since inception) and major jurisdictions and concluded that there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end December 31, 2014. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change significantly. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions in the Statements of Operations. During the year ended December 31, 2014, the Funds did not incur any interest or penalties.

Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date.

Permanent differences are generally due to differing treatment of net investment losses. To the extent these differences are permanent, they are charged or credited to paid-in capital, accumulated net realized gain (loss), or accumulated net investment income (loss), as appropriate, in the period in which the differences arise. These reclassifications have no effect on net assets or net asset value per share of the Funds.

HCIM TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2014 (continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Guarantees and Indemnifications — Under the Funds' organizational documents, their officers and trustees are indemnified by the Funds against certain liabilities arising out of the performance of their duties to the Funds. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3. DERIVATIVE TRANSACTIONS

The Funds may utilize derivative instruments to implement their investment strategies. The PEI Fund may use total return swaps, credit default swaps, currency forward contracts and options. The PEI Fund may use such derivative instruments to implement its strategy of seeking investment results, before fees and expenses, which correspond generally to the overall performance of the Nomura QES Modeled Private Equity Returns Index (the "Reference Index"). Total return swaps may be used to gain exposure to certain broad based market sectors, instead of purchasing the underlying constituents of the sector directly. Currency forward contacts may be used to gain exposure to certain foreign equity markets that are components of the Reference Index.

The Disciplined Opportunities Fund utilizes derivatives to achieve its investment strategy. The Fund uses long options to create broad market exposure while utilizing put options and short strategies to enhance market returns and reduce market losses. Specifically, the Fund uses FLEX options, whose customized exercise prices and expiration dates, allow the Fund to more precisely implement its investment strategy than through what could be achieved through the use of standardized option contracts.

A description of the potential benefits and risks with each type of derivative that may be used by the Funds is summarized below:

Total Return Swaps — A total return swap agreement is a financial contract between two parties, where one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains. In total return swaps, the underlying asset, referred to as the reference asset, is usually an equity index, loans, or bonds. This is owned by the party receiving the set rate payment.

Credit Default Swaps — A credit default swap ("CDS") is a financial contract between two parties, where the seller of the CDS will compensate the buyer in the event of a loan default or other credit event. The buyer of the CDS makes a series of payments (the CDS "fee" or "spread") to the seller and, in exchange, receives a payoff if the loan defaults.

Credit default swaps have two primary risks: counterparty risk and liquidity risk. Counterparty risk is the risk that the other party to the transaction will not honor its contractual obligation. Liquidity risk is the risk that buyers and sellers may become scarcer in periods of market volatility, making it difficult to close the position.

Forwards — A forward contract specifies the exchange of goods (generally a pre-determined amount of a foreign currency) for a specified price at a specified future date. Forwards are not treated as hedging instruments under GAAP. The activity related to the Fund's forward currency contracts is disclosed separately in the components of net unrealized deprecation on the Statements of Assets and Liabilities, and in realized loss and the change in unrealized deprecation on the Statements of Operations.

The PE Intelligence Fund utilizes forwards contracts as an overlay to gain exposure to foreign markets, which are a component of the PE Intelligence Fund's investment strategy.

In addition, as the principals who deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade, these markets can experience periods of illiquidity, sometimes of significant duration. Disruptions can occur in any currency market traded by a Fund due to unusually high trading volume, political intervention or other factors. The imposition of controls by governmental authorities might also limit such forward trading, to the possible detriment of a Fund. Market illiquidity or disruption could result in significant losses.

Options — Call options give the owner the option to buy a stock at a specific price (also called the strike price) over a given period of time. Put options give the owner the right, but not the obligation, to sell a stock at a specific price over a given period of time. A purchaser (holder) of an option pays a non-refundable premium to the seller (writer) of an option to obtain the right to buy/sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of an option, upon payment by the holder of the premium, has the obligation to sell/buy the security from the holder of the option at the exercise price during the exercise period. When an option is exercised, the premium originally received decreases the cost basis of the underlying security (or increases the proceeds on the security sold short) and a Funds realize a gain or loss from the sale of the security (or closing of the short sale). Options are not treated as hedging instruments under GAAP.

Although option techniques can increase investment return, they can also involve a relatively higher level of risk. The writing (selling) of uncovered options involves a theoretically unlimited risk of a price increase or decline, as the case may be, in the underlying security. The expiration of unexercised long option positions effectively results in loss of the entire cost or premium paid for the option. Option premium costs, as well as the cost of covering options written by the Funds, can reduce or eliminate position profits or create losses as well.

With options, there is minimal counterparty credit risk to the Funds since options are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded options, guarantees the options against default.

HCIM TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2014 (continued)

3. DERIVATIVE TRANSACTIONS (CONTINUED)

Options (continued)

FLEX Options are customized option contracts available through the CBOE that are guaranteed for settlement by The Options Clearing Corporation ("OCC" or the "Clearinghouse"). FLEX Options provide investors with the ability to customize exercise prices and expiration dates, while achieving price discovery in competitive, transparent auctions markets and avoiding the counterparty exposure of over-the-counter ("OTC") options positions. The Disciplined Opportunity Fund bears the risk that the Clearinghouse will be unable or unwilling to perform its obligations under the FLEX Options contracts. Additionally, FLEX Options may be illiquid, and in such cases, the Disciplined Opportunity Fund may have difficulty closing out certain FLEX Options positions at desired times and prices.

The premiums received by the Disciplined Opportunity Fund during the year ended December 31, 2014, were as follows:

Disciplined Opportunity Fund
Options outstanding at December 31, 2013	$—
Options written	4,751,090
Options closed	(725,399)
Options exercised	—
Options expired	(340,005)
Options outstanding at December 31, 2014	$3,685,686

The number of option contracts written by the Disciplined Opportunity Fund during the year ended December 31, 2014, were as follows:

Disciplined Opportunity Fund
Options outstanding at December 31, 2013	—
Options written	8,211
Options closed	(1,525)
Options exercised	—
Options expired	(1,076)
Options outstanding at December 31, 2014	5,610

The activity related to the Disciplined Opportunity Fund's purchased options is included within investments on the Statements of Assets and Liabilities, and in realized gain on investments and change in unrealized appreciation on investments on the Statements of Operations. The activity related to the Disciplined Opportunity Fund's written options is disclosed separately on the Statements of Assets and Liabilities, and in realized loss and the change in unrealized depreciation in the Statements of Operations.

The Funds each engaged in derivative instruments during the year ended December 31, 2014. The average quarterly notional amount of forward contracts, purchased options and written options during the year ended December 31, 2014, were as follows:

	PEI Fund	Disciplined Opportunity Fund
Forward Contracts	$9,641,098	$—
Purchased Options	—	25,947,810
Written Options	—	3,014,314

4. INVESTMENT ADVISER AND OTHER AFFILIATES

The Adviser is responsible for the management and operation of the Funds and the investment of the Funds' assets, subject to the ultimate supervision of and subject to any policies established by the Board, pursuant to the terms of an investment advisory agreement (the "Investment Advisory Agreement") with the Funds. Under the terms of the Investment Advisory Agreement, the Adviser is responsible for developing, implementing and supervising the Funds' investment programs and is entitled to receive a monthly management fee based upon the average daily net assets of the PEI Fund and Disciplined Opportunity Fund at the annual rate of 1.50% and 1.25%, respectively. The Adviser will remit a portion of the PEI Fund's management fee to the Index Provider.

The Sub-Advisor serves as sub-advisor to the Disciplined Opportunity Fund. Pursuant to the sub-advisory agreement between the Adviser and the Sub-Advisor who provides services to the Disciplined Opportunity Fund, the Adviser compensates the Sub-Advisor based on the amount of average daily net assets of the Disciplined Opportunity Fund.

HCIM TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2014 (continued)

4. INVESTMENT ADVISER AND OTHER AFFILIATES (CONTINUED)

Beginning May 19, 2014 through December 30, 2014, the Adviser voluntarily agreed to waive fees and/or reimburse certain expenses with respect to the Disciplined Opportunity Fund Institutional shares, to the extent necessary to maintain the Disciplined Opportunity Fund Institutional shares total annual operating expenses (excluding interest, tax, and other extraordinary expenses) at a ratio of 1.75% of average daily net assets. During the year ended December 31, 2014, there were $149,335 in expenses waived. Beginning December 31, 2014, the Advisor has contractually agreed to waive fees and/or reimburse certain expenses with respect to Disciplined Opportunity Fund, to the extent necessary to maintain the Disciplined Opportunity Fund's Institutional shares and Class A shares total annual Fund operating expenses (excluding interest, tax, and other extraordinary expenses) at a ratio of 1.75% and 2.00%, respectively, of average daily net assets. The expense cap will remain in effect through at least April 30, 2016.

Beginning September 1, 2014, the Adviser has voluntarily agreed to waive 0.45% of its 1.50% management fee with respect to the PEI Fund to maintain the total annual management fee at a ratio of 1.05% of average daily net assets. During the year ended December 31, 2014, there were $38,052 in management fees waived. This voluntary waiver may be discontinued at any time.

Certain officers of the Trust are employees of the Adviser. Each trustee of the Board who is not an "interested person" of the Funds, as defined by Section 2(a)(19) of the 1940 Act (each an "Independent Trustee"), receives an annual retainer from the Funds for his services on the Board and for his services as a member of a committee of the Funds.

The Advisor compensates the Distributor under a distribution agreement in place between the two entities. The Advisor is also responsible for paying fees to various shareholder servicing agents for performing shareholder servicing functions and maintaining shareholder accounts. For this service, the Distributor receives an annual distribution and service (Rule 12b-1) fee equal to 0.25% of the Class A shares' average daily net assets.

5. OFFERING COSTS

Offering costs allocated to the Funds are accounted for as a deferred charge until operations begin and thereafter amortized to expense over 12 months on a straight-line basis. For the year ended December 31, 2014, the PEI Fund and Disciplined Opportunity Fund incurred offering costs totaling $29,001 and $32,412, respectively.

6. INVESTMENT TRANSACTIONS

Costs of purchases and proceeds from sales of securities for the year ended December 31, 2014 for the Funds (excluding short-term investments) were as follows:

	PEI Fund	Disciplined Opportunity Fund
Purchases of securities	$78,743,909	$24,220,487
Sales of securities	93,302,697	2,733,181

There were no purchases or sales of U.S. Government Securities during the year ended December 31, 2014.

7. CAPITAL SHARE TRANSACTIONS

Transactions in shares of each Fund were as follows:

	PEI Fund Institutional Shares	Disciplined Opportunity Fund Institutional Shares	Disciplined Opportunity Fund Class A Shares
Shares outstanding, November 12, 2013(1)	—	—	—
Shares sold	2,510,998	—	—
Shares issued to shareholders in reinvestment of distributions	—	—	—
Shares redeemed	(10,998)	—	—
Shares outstanding, December 31, 2013(2)	2,500,000	—	—
Shares sold	20,306	3,481,591	931
Shares issued to shareholders in reinvestment of distributions	560	72,046	—
Shares redeemed	(6,237)	(235,711)	—
Shares outstanding, December 31, 2014	2,514,629	3,317,926	931

(1) Inception of PEI Fund.

(2) Inception of Disciplined Opportunity Fund Institutional shares.

HCIM TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2014 (continued)

8. OWNERSHIP BY AFFILIATED PARTIES

As of December 31, 2014, one affiliated party owned 2,500,556 shares of the PEI Fund, which represented 99.4% of total outstanding shares.

9. FEDERAL INCOME TAXES

The cost basis of investments for federal income tax purposes at December 31, 2014, was as follows:

	PEI Fund	Disciplined Opportunity Fund
Cost of Investments	$26,254,149	$36,002,042
Gross tax unrealized appreciation	393,626	5,792,537
Gross tax unrealized depreciation	(91,431)	(3,171,609)
Net tax unrealized appreciation	$302,195	$2,620,928

The temporary differences for tax purposes primarily relate to foreign currency adjustments and wash sales, with differing book and tax methods.

At December 31, 2014 the components of distributable earnings/(losses) on a tax basis were as follows:

	PEI Fund	Disciplined Opportunity Fund
Net unrealized appreciation	$302,195	$—
Net unrealized on written options	—	—
Undistributed ordinary income	—	—
Undistributed long-term capital gain	13,585	339,634
Accumulated other loss	(259,255)	—
Total distributable earnings	$56,525	$339,634

For the year ended December 31, 2014, the following adjustments were made on the Statement of Assets and Liabilities for permanent tax adjustments:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid in Capital
PE Intelligence	$241,729	$15,255	$(256,984)
Disciplined Opportunity Fund	441,383	(434,479)	(6,904)

No distribution was required from the PEI Fund for the period ended December 31, 2013. The tax character of distributions for the Funds for the year ended December 31, 2014 was as follows:

	PEI Fund	Disciplined Opportunity Fund
Distributions paid from:
Long-term capital gain	$5,581	$705,159
Short-term capital gain	—	35,590
Total distributable earnings	$5,581	$740,749

As of December 31, 2014 the PEI Fund and Disciplined Opportunity Fund did not have any accumulated capital loss carryovers.

At December 31, 2014, the Funds deferred, on a tax basis, losses of:

	Post-October Loss	Late Year Ordinary Loss
Hatteras Disciplined Opportunities	—	—
Hatteras PE Intelligence Fund	—	259,255

HCIM TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2014 (continued)

10. CREDIT FACILITY

For cash management purposes, the Funds have the ability to utilize an unsecured credit facility provided by U.S. Bank N.A. under a Loan Agreement ("Agreement") dated January 15, 2014. The Funds may borrow up to 33.3% of each Fund's net assets, with a maximum principal amount of $200,000,000, subject to certain restrictions and the right of setoff on the Fund's assets. The credit facility is shared with the Hatteras Alternative Mutual Funds Trust and the noted borrowing restrictions include the borrowings of those funds. As of December 31, 2014, total outstanding borrowings for Hatteras Alternative Mutual Funds Trust was $4,066,000. The Agreement can be terminated by either Fund or by U.S. Bank N.A.

At December 31, 2014, the Funds did not have an outstanding balance. The maximum amount outstanding during the year ended December 31, 2014, under the credit facility for the PEI Fund and the Disciplined Opportunity Fund was $8,000,000 on May 5, 2014 through May 12, 2014, and $0, respectively. For the same period the PEI Fund and the Disciplined Opportunity Fund had an outstanding average daily balance of $575,907 and $0, respectively, under the credit facility. For the year ended December 31, 2014, the weighted average rate paid on the loan for the Funds was 3.25%.

The Agreement expired on January 15, 2015, and was renewed for a period of one year under substantially the same terms and conditions.

11. SUBSEQUENT EVENTS

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

At a meeting of the Board held on February 25, 2015, the Board approved a Plan of Liquidation of the PE Intelligence Fund. The plan included liquidating all securities in the PE Intelligence Fund and returning all capital to investors as soon as practicable.

On or about April 1, 2015, Acertus has agreed to be acquired by Beacon Trust, a wholly owned subsidiary of Provident Bank. Beacon will acquire 100% of the stock of Acertus. Beacon will also acquire 100% of the assets and certain liabilities of Acertus's affiliated asset manager The MDE Group, Inc. All key members of the portfolio management, trading and support teams will have the opportunity to maintain their positions within Acertus's investment strategies. On February 25th, 2015, the Board will vote to implement an interim subadvisory agreement with Beacon. If the Board approves, a proxy vote approving the change in control will be initiated, to be completed in the summer of 2015.

HCIM TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2014 (continued)

HCIM TRUST

FINANCIAL HIGHLIGHTS

Hatteras PE Intelligence Fund	For the Year Ended December 31, 2014		Period from November 12, 2013 through December 31, 2013(1)
Per Share Data(2):
Net Asset Value, Beginning of Period	$10.27		$10.00
Gain (Loss) from Investment Operations:
Net investment loss(3)	(0.18)		(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.18)		0.30
Total Gain (Loss) from Investment Operations	(0.36)		0.27
Less Dividends and Distributions:
Net realized gains	—	(4)	—
Total Dividends and Distributions	—		—
Net Asset Value, End of Period	$9.91		$10.27
Total Return	(3.48)%		2.70	%(5)
Ratios/Supplemental Data:
Net assets (000's omitted), end of period	$24,922		$25,674
Ratio of expenses to average net assets:	2.90	%(7)	3.48	%(6)
Ratio of net investment loss to average net assets:	(1.73)%		(1.91	)%(6)
Portfolio turnover rate	394%		65	%(5)

(1)  The Fund commenced operations on November 12, 2013.

(2)  Information presented relates to a share of capital stock outstanding for the entire period.

(3)  Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.

(4)  Value is less than $0.005 per share.

(5)  Not annualized.

(6)  Annualized.

(7)  Amount presented is net of waiver. For the year ended December 31, 2014, the ratio of expenses gross of waiver is 3.05%.

The accompanying notes are an integral part of these financial statements.

HCIM TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2014 (continued)

HCIM TRUST (CONTINUED)

FINANCIAL HIGHLIGHTS (CONTINUED)

	Institutional Class
Hatteras Disciplined Opportunity Fund	For the Year Ended December 31, 2014
Per Share Data(1):
Net Asset Value, Beginning of Year	$10.00
Gain (Loss) from Investment Operations:
Net investment loss(2)	(0.21)
Net realized and unrealized gain on investments and foreign currency	0.67
Total Gain from Investment Operations	0.46
Less Dividends and Distributions:
Net realized gains	(0.23)
Total Dividends and Distributions	(0.23)
Net Asset Value, End of Year	$10.23
Total Return	4.56%
Ratios/Supplemental Data:
Net assets (000's omitted), end of year	$33,929
Ratio of expenses to average net assets:	2.08	%(3)
Ratio of net investment loss to average net assets:	(2.08)%
Portfolio turnover rate	29%

(1)  Information presented relates to a share of capital stock outstanding for the entire period.

(2)  Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.

(3)  Amount presented is net of waiver. For the year ended December 31, 2014, the ratio of expenses gross of waiver is 2.78%.

The accompanying notes are an integral part of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of HCIM Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, forward contracts, and options written, of HCIM Trust comprising Hatteras PE Intelligence Fund and Hatteras Disciplined Opportunity Fund (the "Funds") as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two periods in the period then ended for Hatteras PE Intelligence Fund, and the related statements of operations and changes in net assets, and financial highlights for the year ended December 31, 2014 for Hatteras Disciplined Opportunity Fund. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting HCIM Trust as of December 31, 2014, the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 11 to the financial statements, on February 25, 2015, the Board of Trustees approved a plan to liquidate Hatteras PE Intelligence Fund.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
March 2, 2015

HCIM TRUST

EXPENSE EXAMPLE

December 31, 2014 (Unaudited)

As a shareholder of the Hatteras PE Intelligence Fund and Hatteras Disciplined Opportunity Fund (each a "Fund" and collectively "the Funds"), you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/14 – 12/31/14).

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. To the extent the Funds invest in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by funds in which the Funds invest in addition to the expenses of each Fund. The Example below includes, but is not limited to, investment advisory fees and operating services fees. However, the Example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under U.S. generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

HATTERAS PE INTELLIGENCE FUND

Based on Actual Total Return1

	Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period[3]
Institutional Class
Actual	-6.48%	$1,000.00	$935.20	2.89%	$14.10
Hypothetical (5% return before expenses)	2.52%	1,000.00	1,010.64	2.89%	14.65

HATTERAS DISCIPLINED OPPORTUNITY FUND

Based on Actual Total Return1

	Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period[3]
Institutional Class
Actual	2.11%	$1,000.00	$1,021.10	1.75%	$8.91
Hypothetical (5% return before expenses)	2.52%	1,000.00	1,016.38	1.75%	8.89

1  For the six-months ended December 31, 2014.

2  Past performance does not guarantee future results. Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year.

3  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

BOARD OF TRUSTEES

The identity of the Board of Trustees as of December 31, 2014, and brief biographical information is set forth below.

Name, Address and Age	Position	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships held by Trustee
Joseph E. Breslin (60) c/o Hatteras Funds, 6601 Six Forks Road, Suite 340 Raleigh, NC 27615	Trustee and Chairman	Indefinite Term since 2013	Private Investor (2009 to Present); Chief Operating Officer, Central Park Credit Holdings, Inc. (2007 to 2009); Chief Operating Officer, Aladdin Capital Management LLC (February 2005 to 2007).	20

Trustee, Forethought Variable Insurance Trust (mutual fund) from 2013 to present (15 portfolios); Director, Kinetics Mutual Funds, Inc. (mutual fund) from 2000 to Present (8 portfolios); Trustee, Kinetics Portfolios Trust (mutual fund) from 2000 to Present (8 portfolios).

Thomas Mann (64) c/o Hatteras Funds, 6601 Six Forks Road, Suite 340 Raleigh, NC 27615	Trustee	Indefinite Term since 2013	Private Investor (2012 to Present); Managing Director and Group Head Financial Institutions Group, Société Générale, Sales of Capital Market Solutions and Products (2003 to 2012).	20	Director, Virtus Alternative Solutions Funds, Virtus Total Return Fund and F-Squared Investments, Inc. from 2012 to Present; Director, Virtus Global Multi-Sector Income Fund from 2011 to Present.
Gregory S. Sellers (55) c/o Hatteras Funds, 6601 Six Forks Road, Suite 340 Raleigh, NC 27615	Trustee	Indefinite Term since 2013	Chief Financial Officer, Imagemark Business Services, Inc., a provider of marketing and print communications solutions (June 2009 to Present); Chief Financial Officer and Director, Kings Plush, Inc., a fabric manufacturer (2003 to June 2009).	20	None
Steve E. Moss (61) c/o Hatteras Funds, 6601 Six Forks Road, Suite 340 Raleigh, NC 27615	Trustee	Indefinite Term since 2013	Principal, Holden, Moss, Knott, Clark & Copley, PA, accountants and business consultants (1996 to Present); Member Manager, HMKCT Properties, LLC (1996 to Present).	20	None
H. Alexander Holmes (72) c/o Hatteras Funds, 6601 Six Forks Road, Suite 340 Raleigh, NC 27615	Trustee	Indefinite Term since 2013	Founder, Holmes Advisory Services, LLC, a financial consultation firm (1993 to Present).	20	None
Joseph Velk (54) c/o Hatteras Funds, 6601 Six Forks Road, Suite 340 Raleigh, NC 27615	Trustee	Indefinite Term since 2014	Managing Member, Contender Capital, LLC, an investment firm (2000 to present).	20	None

INTERESTED TRUSTEES

David B. Perkins (52) c/o Hatteras Funds, 6601 Six Forks Road, Suite 340 Raleigh, NC 27615	Trustee and President*	Indefinite Term since 2013	President and Trustee, each fund in the Fund Complex (2004 to Present); Chief Executive Officer of Hatteras Funds, LLC from 2014 to present and Founder of Hatteras Investment Partners LLC and its affiliated entities ("Hatteras Funds") in 2003.	20	None
Peter M. Budko (54) c/o Hatteras Funds, 6601 Six Forks Road, Suite 340 Raleigh, NC 27615	Trustee*	Indefinite Term since 2014	Partner, American Realty Capital, an investment advisory firm (2007 to present); Chief Executive Officer, BDCA Adviser, an investment advisory firm (2010 to present); Director, ARC Realty Finance Trust, Inc. (2013 to present); Director, RCS Capital Corp (2013 to present).	20	Director, ARC Realty Finance Trust, Inc. from 2013 to present; Director, RCS Capital Corp from 2013 to present.

*  Mr. Perkins and Mr. Budko are "interested" Trustees because of their affiliation with the Advisor.

**  The term "fund complex" refers to (i) HCIM Trust, (ii) Hatteras Alternative Mutual Funds Trust and Underlying Funds Trust, the investment advisor of which is Hatteras Funds, LLC, (iii) Hatteras Global Private Equity Partners Institutional, LLC, Hatteras GPEP Fund II, LLC, Hatteras VC Co-Investment Fund II, LLC, the investment advisor for which is Hatteras Funds, LLC, and (iv) Hatteras Core Alternatives TEI Fund, L.P., Hatteras Master Fund, L.P., Hatteras Core Alternatives Fund, L.P., Hatteras Core Alternatives Institutional Fund, L.P. and Hatteras Core Alternatives TEI Institutional Fund, L.P., the investment advisor for which is Hatteras Funds LLC.

FUND MANAGEMENT

Name, Address and Age	Position	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years

OFFICERS

Robert Lance Baker (42) c/o Hatteras Funds, 6601 Six Forks Road, Suite 340 Raleigh, NC 27615	Treasurer	Indefinite Term since 2013	Mr. Baker joined Hatteras Funds in March 2008 and is currently the Chief Financial Officer of Hatteras Funds.
J. Michael Fields (41) c/o Hatteras Funds, 6601 Six Forks Road, Suite 340 Raleigh, NC 27615	Secretary	Indefinite Term since 2013	Mr. Fields is Chief Operating Officer of Hatteras Funds and has been employed by Hatteras Funds since its inception in September 2003.
Andrew P. Chica (39) c/o Hatteras Funds, 6601 Six Forks Road, Suite 340 Raleigh, NC 27615	Chief Compliance Officer	Indefinite Term since 2013	Mr. Chica joined Hatteras Funds in November 2007 and became the Chief Compliance Officer of Hatteras Funds and each of the funds in the Fund Complex in 2008.

HCIM TRUST

PRIVACY POLICY

FACTS	WHAT DOES HATTERAS FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number
• account balances
• account transactions
• transaction history
• wire transfer instructions
• checking account information
When you are no longer our customer, we continue to share your information as described in this notice.
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Hatteras Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Hatteras Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share
Questions?	Call (919) 846-2324 or go to www.hatterasfunds.com

HCIM TRUST

PRIVACY POLICY

(continued)

What we do

Who is providing this notice?	Funds advised by Hatteras. A complete list is included below.
How does Hatteras Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Hatteras Funds collect my personal information?	We collect your personal information, for example, when you
• open an account
• provide account information
• give us your contact information
• make a wire transfer
• tell us where to send the money
We also collect your information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Our affiliates include RCS Capital Holdings, LLC, RCS Capital Corporation, Hatteras Funds, LLC, a registered investment adviser; Hatteras Capital Distributors, LLC, a registered broker-dealer; and unregistered funds managed by Hatteras such as Hatteras GPEP Fund, L.P. and Hatteras Late Stage VC Fund I, L.P.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Hatteras Funds doesn't share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Hatteras Funds doesn't jointly market.

List of funds providing this notice

Hatteras Core Alternatives Fund, L.P., Hatteras Core Alternatives TEI Fund, L.P., Hatteras Core Alternatives Institutional Fund, L.P., Hatteras Core Alternatives TEI Institutional Fund, L.P., Hatteras Global Private Equity Partners Institutional, LLC, Hatteras VC Co-Investment Fund II, LLC, Hatteras GPEP Fund II, LLC, Hatteras Alternative Mutual Funds Trust and HCIM Trust.

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INVESTMENT ADVISOR

Hatteras Funds, LLC
6601 Six Forks Road, Suite 340
Raleigh, NC 27615

DISTRIBUTOR

Hatteras Capital Distributors, LLC
6601 Six Forks Road, Suite 340
Raleigh, NC 27615

ADMINISTRATOR AND TRANSFER AGENT

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

CUSTODIAN

U.S. Bank, N.A.
1555 North River Center Drive
Milwaukee, WI 53212

LEGAL COUNSEL

Drinker, Biddle & Reath LLP
One Logan Square, Ste. 2000
Philadelphia, PA 19103

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.
1350 Euclid Ave., Suite 800
Cleveland, OH 44115

TOLL FREE TELEPHONE NUMBER:

1-877-569-2382

The Funds' Statement of Additional Information contains additional information about the Funds' Trustees and is available without charge upon request by calling 1-877-569-2382.

The Fund's Proxy Voting Policies and Procedures are available without charge upon request by calling 1-877-569-2382, on the Funds' website, www.hatterasfunds.com, or on the SEC's website, at www.sec.gov. Information regarding how each Fund voted proxies relating to portfolio securities during the period ending June 30, 2014, is available without charge upon request by calling 1-877-569-2382; or on the SEC's website, at www.sec.gov.

The Trust files a Form N-Q with the Securities and Exchange Commission (the "SEC") no more than sixty days after the Trust's first and third fiscal quarters. For the Trust, this would be for the fiscal quarters ending March 31 and September 30. Form N-Q includes a complete schedule of the Trust's portfolio holdings as of the end of those fiscal quarters. The Trust's N-Q filings can be found free of charge on the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 800-SEC-0330 for information on the operation of the Public Reference Room).

This report must be accompanied or preceded by the Funds' current prospectus.

HATTERASFUNDS.COM / T: 919.846.2324 / F: 919.846.3433
8540 COLONNADE CENTER DRIVE / SUITE 401 / RALEIGH, NC 27615-3052

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there are audit committee financial experts serving on its audit committee.  Joseph E. Breslin, H. Alexander Holmes, Steve E. Moss, and Gregory S. Sellers are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the period ended December 31, 2014.  “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning related to the required tax filings and payment of distributions.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed since inception for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2014	FYE 12/31/2013
Audit Fees	$27,000	$13,500
Audit-Related Fees	None	None
Tax Fees	$6,000	$3,000
All Other Fees	None	None

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen Fund Audit Services, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

FYE 12/31/2014
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2014
Registrant	None
Registrant’s Investment Adviser	None

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)         Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)         The Registrant’s Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)         (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)         Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	HCIM Trust

By (Signature and Title)		/s/ David B. Perkins
David B. Perkins, Chief Executive Officer

Date	3/10/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)		/s/ David B. Perkins
David B. Perkins, Chief Executive Officer

Date	3/10/2015

By (Signature and Title)		/s/ Lance Baker
Lance Baker, Chief Financial Officer and Treasurer

Date	3/10/2015